                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2011

ITEM 1. Report to Shareholders

SEMI-ANNUAL REPORT

J u n e  3 0 ,  2 0 1 1

( u n a u d i t e d )

MARKET VECTORS

INTERNATIONAL ETFs

AFK

GERJ

PLND

EVX

MARKET VECTORS

SPECIALTY ETFs

BRF

MES

RSX

BJK

PEK

SCIF

RSXJ

COLX

IDX

VNM

EGPT

LATM

Africa Index
ETF

Brazil
Small-Cap ETF

China ETF

Colombia ETF

Egypt Index ETF

Germany
Small-Cap ETF

Gulf States
Index ETF

India
Small-Cap Index ETF

Indonesia
Index ETF

Latin America
Small-Cap Index ETF

Poland
ETF

Russia
ETF

Russia
Small-Cap ETF

Vietnam
ETF

Environmental
Services ETF

Gaming
ETF

MARKET VECTORS INTERNATIONAL/SPECIALTY ETFs

The information contained in these shareholder letters represent the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of June 30, 2011, and are subject to change.

MARKET VECTORS INTERNATIONAL/SPECIALTY ETFs

Dear Shareholder:

This semi-annual report for the international and specialty equity funds of the Market Vectors ETF Trust (the “Trust”) covers a period of high volatility in the equity markets.

Global equities broadly were resilient during the semi-annual period despite a deluge of unfavorable news, including the development of a soft patch in the U.S. economy, ongoing sovereign debt crises in Europe and the looming expiration of the Federal Reserve Board’s quantitative easing program, known as QE2, at the end of June 2011. Additional challenges came from exogenous shocks, such as political turmoil in the Middle East and North Africa, which heightened volatility in the energy sector. Also, the impact of the devastating earthquake and tsunami in Japan reverberated across the international equity markets, leading to supply chain disruptions in global industrial and technology sectors. Despite a backdrop of negative sentiment driven by these conditions, corporate earnings momentum generally remained positive, supporting moderate gains for developed market equities.

In contrast, emerging market equities generally were weaker, beset by heightened inflationary pressures with concomitant tighter monetary policy.

As conditions shifted markedly within the financial markets during the six months ended June 30, 2011, Van Eck Global continued to enhance the array of exchange-traded funds we offer our shareholders. During the semi-annual period, three new equity investment opportunities in the Market Vectors ETF family commenced operations — Colombia ETF, Germany Small-Cap ETF and Russia Small-Cap ETF. Investors also added significantly to the Market Vectors Emerging Markets Local Currency Bond ETF (EMLC) as a diversification to fixed income portfolios.

While absolute returns of several of the equity funds of the Trust were disappointing during the semi-annual period, each of the Market Vectors ETF Trust international and specialty equity funds met its objective of tracking, as closely as possible, before fees and expenses, the performance of its benchmark index.

Since the first ETF within the Market Vectors ETF Trust was introduced in May 2006, total assets under management in the 26 equity funds of the Trust grew to more than $21.7 billion as of June 30, 2011. Even during a challenging period such as the six months ended June 30, 2011, total assets under management in the 26 equity funds of the Trust grew by more than 14%. Clearly, our shareholders recognize that the market continues to be filled with new investment opportunity, even as economic indicators remain mixed. We believe such demand also serves as testament to our shareholders’ confidence in the potential diversification benefits ETFs can provide to an investment portfolio over the long term.

The continued enthusiasm for ETFs in general, and for Market Vectors ETFs in particular, further demonstrates the persistent interest in these types of investment vehicles on the part of individual investors and financial professionals alike. These products have enabled investors of all types to find new and exciting sector allocation solutions as well as innovative ways to trade, hedge or invest in specialized segments of the market that have remained largely untapped to date.

On the following pages, you will find a brief review of each of the Trust’s international and specialty equity funds as well as their performance for the six-month period ended June 30, 2011. You will, of course, also find the financial statements and portfolio information for each.

MARKET VECTORS INTERNATIONAL/SPECIALTY ETFs

We value your ongoing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

July 20, 2011

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

MARKET VECTORS AFRICA INDEX ETF

Market Vectors Africa Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Dow Jones Africa Titans 50 IndexSM 1 (DJAFKT). As of June 30, 2011, DJAFKT represented 51 publicly traded companies.

Fund Review

For the six months ended June 30, 2011 (the “period”), the Fund declined 6.60%, while DJAFKT fell 6.20%.2

The Fund offers investors convenient pure play access to Africa, a continent with abundant natural resources, strengthening capital markets and an improving economic and political environment. Importantly, Africa has also become a growing exporter to China.

During the period, Africa’s equity markets lagged both the emerging equity markets and the developed international equity markets overall. The largest economy on the continent — and the nation where the Fund has its greatest weighting — is South Africa. South Africa’s equity market struggled during the period, as the nation’s economy failed to generate the necessary growth to diminish a 25% unemployment rate. While South Africa increased its non-farm labor force by 47,000 in the first quarter of 2011, its National Treasury calculates that the country will need a 7% annual growth rate over the next decade to meet the government’s goal of creating five million jobs and bringing down unemployment to 15% by 2020. The economy expanded 4.8% in the first quarter of 2011 year-over-year. On the positive side, South Africa got a vote of confidence early in the period from independent ratings firm Fitch in the form of a ratings upgrade due to the strength the country showed coming out of the economic downturn. The Fund was also impacted, of course, by Egypt, the third heaviest African weighting in the Fund at June 30, 2011. Headline-making political unrest in Egypt led its equity market to close for several weeks during the period and to generate double-digit declines for the period overall.

While the International Monetary Fund (IMF) acknowledges that economic growth has been recovering more gradually in the region’s middle-income countries, including South Africa, it continued to state even in late June 2011 that sub-Saharan Africa’s recovery from the crisis-induced slowdown is well under way. The IMF stated that growth in most countries of sub-Saharan Africa was, toward the end of the period, fairly close to the high levels of the mid-2000s and projected that economic growth will average 5.5% in 2011 and 6% in 2012.

The Fund is subject to a high degree of risk, including those associated with less reliable financial information, higher costs, taxation, decreased liquidity, less stringent reporting, and foreign currency risks. Special risks particular to African investments include expropriation, political instability, economic impacts of armed conflict, civil war and severe social instability, less developed capital markets, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, politically controlled access to trading markets, unsettled securities laws, and trade barriers. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Dow Jones Africa Titans 50 IndexSM, licensed for use by Van Eck Associates Corporation, is calculated by Dow Jones Indexes. Dow Jones®, Titans and Dow Jones Africa Titans 50 Index are service marks of Dow Jones & Company, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Dow Jones Africa Titans 50 IndexSM (DJAFKT) is a rules-based, modified capitalization weighted, float-adjusted index comprised of publicly traded companies that are headquartered in Africa or that generate the majority of their revenues in Africa.

[2]

The Fund is passively managed and may not hold each DJAFKT component in the same weighting as DJAFKT and is subject to certain expenses that DJAFKT is not. The Fund thus may not exactly replicate the performance of DJAFKT.

MARKET VECTORS AFRICA INDEX ETF

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Tullow Oil PLC	6.0%
Nigerian Breweries PLC	5.7%
Orascom Construction Industries	5.0%
Attijariwafa Bank	4.6%
First Quantum Minerals Ltd.	4.3%
Old Mutual PLC	4.2%
Maroc Telecom	4.1%
Zenith Bank PLC	4.0%
Guaranty Trust Bank PLC	3.9%
Sasol Ltd.	3.6%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	DJAFKT

Year to Date	(8.30)%	(6.60)%	(6.20)%

One Year	18.51%	18.19%	18.59%

Life* (annualized)	(6.32)%	(6.19)%	(4.61)%

Life* (cumulative)	(17.65)%	(17.30)%	(13.10)%

*since 7/22/08

Gross Expense Ratio 0.94% / Net Expense Ratio 0.82%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/10/08) to the first day of secondary market trading in shares of the Fund (7/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Dow Jones Africa Titans 50 IndexSM (DJAFKT) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies that are headquartered in Africa or that generate the majority of their revenues in Africa.

MARKET VECTORS BRAZIL SMALL-CAP ETF

Market Vectors Brazil Small-Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Brazil Small-Cap Index1 (MVBRFTR). As of June 30, 2011, MVBRFTR represented 70 publicly traded companies.

Fund Review

For the six months ended June 30, 2011 (the “period”), the Fund declined 2.38%, while MVBRFTR fell 1.69%.2

The Fund offers investors pure play access to a basket of Brazil’s small-cap companies. Importantly, MVBRFTR is not dominated by global heavyweights in commodities and materials, but rather is focused on companies whose performance may be driven by growth in the domestic economy, including household durables, real estate management and development companies, health care providers, multi-line retail companies and other local industries benefiting from increasing wealth and a growing middle class.

During the period, Brazilian small-cap equities struggled as the nation’s economy faced headwinds in inflationary pressures and budget cuts. Still, Brazil’s Central Bank President Alexandre Tombini stated that Brazil’s economy continued to experience sustainable growth. In fact, the Brazilian government announced that first quarter 2011 Gross Domestic Product expanded 1.3% over the prior quarter and 4.2% year-over-year. Especially important for investors in Brazilian small-cap equities to note is Tombini’s statement that “domestic demand continues to be the main support of the economy, with family consumption registering 5.9% growth compared to the first quarter of 2010, a performance which has been spurred by the moderate expansion of credit to families, by the generation of employment and wages.” Brazilian equities overall are also anticipated to continue to benefit from a strong central bank, good demographics, a diverse economy, high demand dynamics and reasonable valuations. Further, in early April, independent ratings firm Fitch upgraded Brazil due to its sustainable potential growth rate.

The Fund is subject to elevated risks, including those associated with investments in derivatives and foreign securities. In particular, Brazilian investments are subject to elevated risks, which include, among others, actions taken by the Brazilian government, inflation, high interest rates, currency risk, less reliable financial information, higher transactional costs, taxation, political instability and other risks associated with foreign investments. In addition, companies with small capitalizations are subject to elevated risks, which include, among others, greater volatility, lower trading volume and less liquidity than larger companies. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Brazil Small-Cap Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Brazil Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

[2]

The Fund is passively managed and may not hold each MVBRFTR component in the same weighting as the MVBRFTR and is subject to certain expenses that MVBRFTR is not. The Fund thus may not exactly replicate the performance of MVBRFTR.

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

CETIP S.A.	6.0%
Cia Hering S.A.	5.1%
Anhanguera Educacional Participacoes S.A.	4.1%
Totvs S.A.	3.4%
Localiza Rent A Car S.A.	3.3%
Gafisa S.A.	3.2%
Sul America S.A.	3.1%
TAM S.A.	2.7%
Klabin S.A.	2.6%
LLX Logistica S.A.	2.5%

As of June 30, 2011. Portfolio is subject to change.

*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVBRFTR

Year to Date	(1.63)%	(2.38)%	(1.69)%

One Year	38.22%	35.15%	36.36%

Life* (annualized)	52.45%	51.30%	51.76%

Life* (cumulative)	145.95%	142.01%	143.56%

*since 5/12/09

Gross Expense Ratio 0.62% / Net Expense Ratio 0.62%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/12/09) to the first day of secondary market trading in shares of the Fund (5/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

MARKET VECTORS CHINA ETF

*The Fund does not invest directly in A-Shares, but gains exposure to the China A-share market by investing in swaps that are linked to the performing A-shares which comprise the CSIR0300.

Market Vectors China ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the CSI 300 Index1 (CSIR0300). As of June 30, 2011, CSIR0300 represented 300 A-share stocks.

Fund Review

For the six months ended June 30, 2011, (the “period”), the Fund declined 0.49%, while CSIR0300 fell 1.75%.2

The Fund is the first U.S. ETF to offer investors access to China’s A-Share market, a market driven by consumption amongst China’s local population, the largest in the world. China’s A-Shares are issued by companies that have been incorporated in the mainland of China, which trade on the Chinese stock markets (Shanghai and Shenzhen). These A-Shares, which have historically been restricted to the country’s domestic investors and Qualified Foreign Institutional Investors, have experienced high growth as a result of a steadily expanding Chinese economy and heightened domestic demand.

Accessing China’s equity market for U.S. investors has historically been challenging as the Chinese government has only allowed foreign access to certain Chinese stocks packaged as B-shares (a relatively limited number of stocks that also trade on the Shanghai and Shenzhen exchanges), as well as H-shares, Red chips, N-shares, S-shares and L-shares (which trade on foreign stock exchanges).

Without A-Share exposure, investors may be underweighting China. After all, as measured by market capitalization, China’s total equity market comprises approximately 33% of the emerging market universe. The CSIR0300, the Fund’s underlying index, consists of 300 A-Share stocks, representing approximately 64% of the total market capitalization of China’s Shanghai and Shenzhen exchanges, and is broadly diversified by both sector and market capitalization.

During the period, China’s equity market generated rather flat returns. On the one hand, competition from India heightened; strikes, riots and protests were on the rise; and investors were concerned about slowed manufacturing growth and surging inflation in China. For example, consumer prices jumped 5.4% in March and 5.3% in April. However, by the end of the period, the nation’s government seemed less worried about inflation than it had been in the months prior, boding well perhaps for its overall economic prospects ahead. On the positive side, while corporate profits of Chinese companies broadly cooled, Chinese banks overall reported better-than-expected earnings during the period, despite increased lending and a jump in property prices. Further supporting investment activity in China were several demographic trends made evident from the nation’s sixth census in November 2010. Among these were an accelerating pace of urbanization and a sharply rising ratio of Chinese with a junior college or higher level degree, thereby providing a much more educated workforce.

Chinese investments are subject to elevated risks, which include, among others, political and economic instability, inflation, confiscatory taxation, nationalization and expropriation, Chinese securities market volatility, less reliable financial information, differences in accounting, auditing and financial standards and requirements from those applicable to U.S. issuers, uncertainty of implementation of existing Chinese law. In addition, the Fund is also subject to liquidity and valuation risks, foreign securities risk and other risks associated with foreign investments. The Fund invests in swaps on the CSI 300 Index or on securities comprising the CSI 300 Index. The Fund may also invest in other swaps and derivatives on other funds that track the CSI 300 Index or invest directly in the shares of such funds. The use of swap and derivatives entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. These risks include limited availability of swaps, counterparty risk, liquidity risk, risks of A-shares and the QFII system, tax risk (including short-term capital gains and/or ordinary income), premium risk, currency risk, market risk, and index tracking risk. Investors should be willing to accept a high degree of volatility and the potential of significant loss.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

MARKET VECTORS CHINA ETF

CSI 300 Index and its logo are service marks of China Securities Index Co., Ltd. (“CSI”) and have been licensed for use by Van Eck Associates Corporation. The Market Vectors China ETF is not sponsored, endorsed, sold or promoted by CSI and CSI makes no representation regarding the advisability of investing in the Market Vectors China ETF. CSI 300 is a registered trademark of China Securities Index Co., Ltd.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.

[2]

The Fund is passively managed and may not hold each CSIR0300 component in the same weighting as the CSIR0300 and is subject to certain expenses that CSIR0300 is not. The Fund thus may not exactly replicate the performance of CSIR0300.

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	CSIR0300

Year to Date	(3.40)%	(0.49)%	(1.75)%

Life* (cumulative)	9.42%	(2.48)%	(4.47)%

*since 10/13/10

Gross Expense Ratio 1.08% / Net Expense Ratio 0.71%
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/13/10) to the first day of secondary market trading in shares of the Fund (10/14/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.

MARKET VECTORS COLOMBIA ETF

Market Vectors Colombia ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Colombia Index1 (MVCOLXTR). As of June 30, 2011, MVCOLXTR represented 27 publicly traded companies.

Fund Review

For the period from the Fund’s commencement date on March 14, 2011 through June 30, 2011, (the “period”), the Fund gained 1.35%, while MVCOLXTR rose 1.59%.2

The Fund offers investors pure play and diversified access to Colombia, a commodity-based economy, uniquely positioned to benefit from increasing trade and development of Andean capital markets.

During the period, the Colombian equity market generated positive returns as it did for the six months ended June 30, 2011 as well. Such performance was supported in large part by Colombia’s economic growth, which not only exceeded expectations by its central bank and by many analysts but also outstripped that of Mexico and Brazil within the Latin America region. In the first quarter of 2011, the Gross Domestic Product (GDP) in Colombia expanded 5.1% year-over-year. Mining, agriculture, cattle, forestry and fisheries were the fastest growing sectors. Domestic consumption, investment and exports rose 5.4%, 13.2% and 11.5%, respectively, in the first quarter compared with a year earlier. Colombia’s accelerating economic growth raised expectations that the country’s central bank will increase interest rates again in an attempt to ward off inflationary pressures, which are considered by many to be the greatest threat to the nation’s ongoing health. According to Reuters, Colombia’s central bank already hiked rates five times during the first half of 2011 to 4.25% to temper consumer demand, driven by what the central bank claims are historically low private bank interest rates. Having made a strong recovery from the global economic crisis, Colombia, Latin America’s fourth-largest oil producer, earned three investment-grade credit ratings during the first half of 2011 and continued to see strong inflows in its mining and oil sectors.

The Fund is subject to risks associated with investments in derivatives and foreign securities. In particular, Colombian investments are subject to elevated risks, which include, among others, high interest rates, economic volatility, inflation, currency devaluations, high unemployment rates, commodity price volatility, and adverse economic events in other South American countries. In general, foreign investments are subject to greater market volatility, less reliable financial information, high transactional costs, taxation, decreased liquidity, political risks, and currency risk. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Colombia Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Colombia ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Colombia Index (MVCOLXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Colombia, or that generate at least 50% of their revenues in Colombia.

[2]

The Fund is passively managed and may not hold each MVCOLXTR component in the same weighting as the MVCOLXTR and is subject to certain expenses that MVCOLXTR is not. The Fund thus may not exactly replicate the performance of MVCOLXTR.

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

BanColombia S.A.	11.4%
Inversiones Argos S.A.	8.0%
Ecopetrol S.A.	8.0%
Grupo Nutresa S.A.	6.4%
Grupo de Inversiones Suramericana S.A.	6.3%
Corporacion Financiera Colombiana S.A.	5.7%
Gran Tierra Energy Inc.	4.8%
Interconexion Electrica S.A.	4.7%
Petrominerales Ltd.	4.7%
Pacific Rubiales Energy Corp.	4.6%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS COLOMBIA ETF

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVCOLXTR

Life* (cumulative)	2.00%	1.35%	1.59%

*since 3/14/11

Gross Expense Ratio 7.15% / Net Expense Ratio 0.75%
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.75% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/14/11) to the first day of secondary market trading in shares of the Fund (3/15/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Colombia Index (MVCOLXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Colombia, or that generate at least 50% of their revenues in Colombia.

MARKET VECTORS EGYPT INDEX ETF

Market Vectors Egypt Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Egypt Index1 (MVEGPTTR). As of June 30, 2011, MVEGPTTR represented 28 publicly traded companies.

Fund Review

For the six months ended June 30, 2011 (the “period”), the Fund declined 22.12%, while MVEGPTTR fell 25.50%.2

The Fund offers investors pure play and diversified access to Egypt, the third largest economy in Africa. The Fund also offers investors a convenient way to complement their traditional international exposure with investments beyond mainstream emerging markets.

It should come as no surprise that Egypt was one of the poorest performing equity markets during the period, as the political uprising, ouster of President Hosni Mubarak and subsequent uncertainties about post-Mubarak Egyptian government, economics and more dominated headlines. In fact, Egypt’s equity market was closed for seven weeks during the period, starting in late January. The Fund continued trading on the NYSEArca exchange while Egypt’s market was shuttered, and we used what is called fair-value pricing to determine net asset value (NAV), based on several factors, including the movement of the Egyptian pound, other markets and correlations as well as news and material events. Also, some of the Fund’s holdings are listed in London and Canada. Still, on January 31, the Fund temporarily halted the creation of new shares to prevent the costs of creation activity from being passed on to existing Fund shareholders. The Fund resumed share creation as Egypt’s equity market reopened on March 23. It is well worth noting that during the second quarter of 2011, the Egyptian equity market actually generated positive, albeit, modest gains.

The Fund is subject to a high degree of risk, including those associated with less reliable financial information, higher costs, taxation, decreased liquidity, less stringent reporting, and foreign currency risks. Special risks particular to Egypt investments include expropriation, political instability, economic impacts of armed conflict, civil war and severe social instability, less developed capital markets, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, politically controlled access to trading markets, unsettled securities laws, and trade barriers. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Egypt Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Egypt Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

[2]

The Fund is passively managed and may not hold each MVEGPTTR component in the same weighting as the MVEGPTTR and is subject to certain expenses that MVEGPTTR is not. The Fund thus may not exactly replicate the performance of MVEGPTTR.

MARKET VECTORS EGYPT INDEX ETF

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Commercial International Bank (Egypt) S.A.E.	8.0%
Orascom Construction Industries	7.9%
Orascom Telecom Holding S.A.E.	7.2%
Egyptian Kuwait Holding Co.	6.2%
Talaat Moustafa Group	6.1%
Telecom Egypt	5.8%
Egyptian Financial Group-Hermes Holding S.A.E.	4.9%
Centamin Egypt Ltd.	4.6%
Juhayna Food Industries Co.	4.5%
National Societe Generale Bank S.A.E.	4.4%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVEGPTTR

Year to Date	(23.77)%	(22.12)%	(25.50)%

One year	(11.58)%	(8.52)%	(13.02)%

Life* (annualized)	(18.66)%	(18.54)%	(20.87)%

Life* (cumulative)	(24.60)%	(24.44)%	(27.39)%

*since 2/16/10

Gross Expense Ratio 1.04% / Net Expense Ratio 0.93%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/16/10) to the first day of secondary market trading in shares of the Fund (2/18/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

Market Vectors Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

MARKET VECTORS GERMANY SMALL-CAP ETF

Market Vectors Germany Small-Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Germany Small-Cap Index1 (MVGERJTR). As of June 30, 2011, MVGERJTR represented 94 publicly traded companies.

Fund Review

For the period from the Fund’s commencement date on April 4, 2011 through June 30, 2011, (the “period”), the Fund gained 2.25%, while MVGERJTR advanced 2.27%.2

The Fund offers investors pure play and diversified access to Germany, Europe’s largest economy and one that has been rather resilient through the recent economic downturn, generating the fastest growth among the G-7 in 2010. (The G-7 is comprised of the seven largest industrialized countries — the U.S., Japan, the U.K., France, Germany, Italy and Canada. Each has a finance minister who attends G-7 meetings to discuss economic policy issues.) With a small-cap focus, the Fund captures the vast majority of German companies. Indeed, small and medium enterprises employ more than 70% of German workers currently.

With a history of innovation and niche market strength, Germany’s small-cap equities performed well during the period, benefiting from strong export-driven demand, especially in areas such as autos, electrical equipment and machine tools, as well as from domestic consumption. Germany is the fourth largest economy in the world. Exceeding analysts’ expectations, Germany’s economy grew at a rate of 5.2% in the first quarter of 2011 year-over-year. Its unemployment levels decreased. Rising commodity prices and renewed concerns over the sovereign debt in the Eurozone remained, at the end of the period, remained the primary risks to ongoing strength in Germany’s economy.

The Fund is subject to risks associated with investments in derivatives and foreign securities. In particular, German investments are subject to elevated risks, which include, among others, dependence upon trade partners, volatility and/or negative changes in surrounding European countries, changes to EU regulations or interest rates, political, social and regulatory risks. In addition, companies with small capitalizations are subject to elevated risks, which include, among others, greater volatility, lower trading volume and less liquidity than larger companies. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Germany Small-Cap Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Germany Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Germany Small-Cap Index (MVGERJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Germany, or that generate at least 50% of their revenues in Germany.

[2]

The Fund is passively managed and may not hold each MVGERJTR component in the same weighting as the MVGERJTR and is subject to certain expenses that MVGERJTR is not. The Fund thus may not exactly replicate the performance of MVGERJTR.

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

MTU Aero Engines Holding AG	4.8%
Symrise A.G.	4.3%
Rheinmetall A.G.	4.0%
Kloeckner & Co. S.E.	3.6%
Aurubis A.G.	2.8%
SGL Carbon S.E.	2.7%
Wincor Nixdorf A.G.	2.7%
Stada Arzneimittel A.G.	2.6%
Fuchs Petrolub A.G.	2.4%
Sky Deutschland A.G.	2.3%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS GERMANY SMALL-CAP ETF

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVGERJTR

Life* (cumulative)	2.88%	2.25%	2.27%

*since 4/4/11

Gross Expense Ratio 9.81% / Net Expense Ratio 0.55%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/4/11) to the first day of secondary market trading in shares of the Fund (4/5/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Germany Small-Cap Index (MVGERJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Germany, or that generate at least 50% of their revenues in Germany.

MARKET VECTORS GULF STATES INDEX ETF

Market Vectors Gulf States Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Dow Jones GCC Titans 40 IndexSM 1 (DJMEST). As of June 30, 2011, DJMEST represented 42 publicly traded companies.

Fund Review

For the six months ended June 30, 2011 (the “period”), the Fund declined 5.32%, while DJMEST also fell 5.32%.2

The Fund offers investors pure play and diversified access to the countries of the Gulf Cooperation Council (GCC), including Kuwait, the United Arab Emirates, Qatar, Oman and Bahrain.

Clearly, the Gulf States and their equity markets were impacted, albeit by regional proximity rather than by tensions or uprisings within these countries themselves, by the “Arab Spring” that arose during the period and by the accompanying uncertain economic, political and social outlook for the region. Still, with all of the unsettling news and political strife of protests, uprising and cut-offs of oil supply, Gulf-based companies continued to attract investors, especially toward the end of the period, as many believed that protests in the region could bring both political and economic reform. Indeed, while volatility, instability and geopolitical risk remained high, some analysts and investors alike appeared to feel that a call for more democracy potentially could lead to more open markets, income diversified outside of oil and building of new infrastructure. Also, the fundamentals of growth opportunities remained solid, as oil exports make up a major stake in the region and the corporate sectors of the nations’ economies are in the early stages of development.

The Fund is subject to a high degree of risk, including those associated with less reliable financial information, higher costs, taxation, decreased liquidity, less stringent reporting, and foreign currency risks. Special risks particular to Gulf investments include expropriation, political instability, economic impacts of armed conflict, civil war and severe social instability, less developed capital markets, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, politically controlled access to trading markets, unsettled securities laws, and trade barriers. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Dow Jones GCC Titans 40 IndexSM, licensed for use by Van Eck Associates Corporation, is calculated by Dow Jones Indexes. Dow Jones®, Titans and Dow Jones GCC Titans 40 Index are service marks of Dow Jones & Company, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Dow Jones GCC Titans 40 IndexSM (DJMEST) is a rules-based, modified capitalization weighted, float-adjusted index comprised of publicly traded companies that are headquartered in tradable GCC nations or that generate the majority of their revenues in these countries.

[2]

The Fund is passively managed and may not hold each DJMEST component in the same weighting as DJMEST and is subject to certain expenses that DJMES is not. The Fund thus may not exactly replicate the performance of DJMEST.

MARKET VECTORS GULF STATES INDEX ETF

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Qatar National Bank S.A.Q.	8.3%
Mobile Telecommunications Co. K.S.C.	8.1%
National Bank of Kuwait S.A.K.	8.0%
Kuwait Finance House K.S.C.	8.0%
Emaar Properties PJSC	4.6%
Masraf Al Rayan Q.S.C.	4.4%
DP World Ltd.	4.4%
National Bank of Abu Dhabi PJSC	4.0%
Gulf Bank of Kuwait K.S.C.	3.7%
Qatar Telecom (QTel) Q.S.C.	3.7%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	DJMEST

Year to Date	(9.03)%	(5.32)%	(5.32)%

One Year	17.57%	19.83%	19.73%

Life* (annualized)	(18.35)%	(17.84)%	(17.62)%

Life* (cumulative)	(44.90)%	(43.87)%	(43.43)%

*since 7/22/08

Gross Expense Ratio 1.65% / Net Expense Ratio 0.98%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.98% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/08) to the first day of secondary market trading in shares of the Fund (7/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Dow Jones Gulf States Titans 40 IndexSM (DJMEST) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies that are headquartered in countries belonging to the Gulf Cooperation Council (GCC) or that generate the majority of their revenues in these countries.

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

Market Vectors India Small-Cap Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors India Small-Cap Index1 (MVSCIFTR). As of June 30, 2011, MVSCIFTR represented 129 publicly traded companies.

Fund Review

For the six months ended June 30, 2011 (the “period”), the Fund declined 20.54%, while MVSCIFTR fell 20.53%.2

The Fund offers investors convenient and diversified access to India’s small-cap equities. Prospects ahead for India’s small-cap companies are expected to be driven by strong growth of the country’s middle class, estimated to increase by 350% to 600 million people over the next 15 years. This figure is approximately double that of the entire U.S. population. This middle class boom is expected to fuel demand for discretionary goods and services, homebuilding and infrastructure building. Importantly, MVSCIFTR includes offshore companies generating 50% or more of their revenue in India, helping the Fund to more accurately capture local consumption trends.

India’s small-cap equities struggled during the period, as economic problems weighed on the country. The biggest threat to India’s economy was widely seen as inflation, especially evident when taking a look at the rise in India’s food costs, since a large proportion of income for low-income workers is spent on food. While India’s central bank has taken steps to increase interest rates to bring down inflation, India’s annualized inflation rate surged to 9.13% in June 2011, and its food price index was up 8.60%. Increased crude prices, a series of corruption scams and negative political sentiment also pressured India’s equity markets. From a longer term perspective, a lack of infrastructure and a large population in dire poverty hamper growth in India’s Gross Domestic Product (GDP) as well. Indeed, the International Monetary Fund (IMF) lowered India’s economic growth rate forecast to 8.2% for 2011 and 7.8% for 2012. That said, while such growth rates may be slow for India, they remain attractive to U.S. and other investors, and many consider recent weakness in India’s economy as temporary. India still has a far better GDP than developed nations, lower levels of debt and a growing middle class that is spending increasing portions of its income. As small-cap equities are generally considered to be strongly correlated to domestic consumers, these factors are particularly important.

The Fund is subject to various risks which include, among others, political and economic instability, inflation, confiscatory taxation, nationalization and expropriation, Indian securities market volatility, less reliable financial information, differences in accounting, auditing, and financial standards and requirements from those applicable to U.S. issuers, and uncertainty of implementation of existing Indian law. In addition, companies with small capitalizations are subject to elevated risks, which include, among others, greater volatility, lower trading volume and less liquidity than larger companies. Investors should be willing to accept a high degree of volatility and the potential for significant loss.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors India Small-Cap Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors India Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are headquartered in India or that generate the majority of their revenues in India.

[2]

The Fund is passively managed and may not hold each MVSCIFTR component in the same weighting as the MVSCIFTR and is subject to certain expenses that MVSCIFTR is not. The Fund thus may not exactly replicate the performance of MVSCIFTR.

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Sintex Industries Ltd.	3.6%
IFCI Ltd.	3.2%
Punj Lloyd Ltd.	2.9%
Core Projects & Technologies Ltd.	2.6%
India Infoline Ltd.	2.5%
Era Infra Engineering Ltd.	2.2%
South Indian Bank Ltd.	2.2%
Gujarat NRE Coke Ltd.	2.1%
Hexaware Technologies Ltd.	2.1%
Sujana Towers Ltd.	2.0%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVSCIFTR

Year to Date	(19.30)%	(20.54)%	(20.53)%

Life* (cumulative)	(17.67)%	(18.32)%	(19.25)%

*since 8/24/10

Gross Expense Ratio 1.36% / Net Expense Ratio 0.85%
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.85% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/24/10) to the first day of secondary market trading in shares of the Fund (8/25/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are headquartered in India or that generate the majority of their revenues in India.

MARKET VECTORS INDONESIA INDEX ETF

Market Vectors Indonesia Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Indonesia Index1 (MVIDXTR). As of June 30, 2011, MVIDXTR represented 39 publicly traded companies.

Fund Review

For the six months ended June 30, 2011 (the “period”), the Fund advanced 9.49%, while MVIDXTR rose 9.35%.2

The Fund offers investors pure play and sector-diversified access to Indonesia, the largest economy and largest population in southeast Asia. Indonesia has a young, increasingly urbanized population and workforce and is an important supplier of commodities and energy to the resource-deficient economies of China and India. At the same time, Indonesia remains a relatively untapped region undergoing rapid political and market-oriented economic reform. Importantly, Indonesia’s local equity market has had one of Southeast Asia’s lower correlations with developed markets.

During the period, the Indonesian equity market was a comparatively robust performer, significantly outperforming both developed and emerging market equities broadly. Supporting strength in its equity market were two key factors. First is that Indonesian equities appeared to be relatively cheap as compared to Indian equities and Brazilian equities, for example, during the period. Second is the broad economic profile of the nation.

Indonesia is China’s third largest trading partner, which has given its economic growth a boost and helped to attract foreign investors. At the same time, Indonesia has geographically diverse trading partners, hedging it against country-specific risk. It was also among the countries least affected by the global economic crisis. Indeed, Indonesia produced 6%-plus growth rates since 2006 compared to most other nations of the world who faced recession during these years. Indonesia is also rich in natural resources. Indonesia is not only the world’s largest exporter of thermal coal and palm oil but also has abundant supplies of crude oil, natural gas, copper, gold and timber. It is well worth noting that Indonesia is a member of OPEC but does not export oil. By using its oil production nearly exclusively for its own economy, Indonesia is minimally impacted by the volatility of crude oil prices and the effects of potential imbalances in oil supply and demand. Also mitigating the effects of inflation and international dependency is its palm oil resources helping Indonesia increase its food production as more of its population moves into the middle class. The International Monetary Fund expects Indonesia’s Gross Domestic Product (GDP) to grow 6.2% in 2011 and 6.5% in 2012. Providing positive support to the nation’s GDP is its domestic sector. During the period, strong domestic consumption continued to drive secular economic growth. Consumer spending constitutes nearly 65% of Indonesia’s GDP. Perhaps most impressive, while inflation has been high, it has been kept rather steady at about 5%, and the nation has managed its debt. Still, being an emerging market, it must be noted that Indonesia is not an investment without risk. While the country’s GDP ranks 16 in the world, its GDP per capita ranks 122 in the world, meaning its population still struggles with a high poverty rate. Indonesia also is pressured by a 7% unemployment rate and widespread corruption. All told, however, in March 2011, Standard & Poor’s upgraded Indonesia’s credit rating to one notch below investment grade, citing a positive outlook.

The Fund is subject to elevated risks, including those associated with investments in foreign securities, in particular Indonesian issuers, which include, among others, expropriation, confiscatory taxation, political instability, armed conflict and social instability. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Indonesia Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

MARKET VECTORS INDONESIA INDEX ETF

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia or that generate at least 50% of their revenues in Indonesia.

[2]

The Fund is passively managed and may not hold each MVIDXTR component in the same weighting as the MVIDXTR and is subject to certain expenses that MVIDXTR is not. The Fund thus may not exactly replicate the performance of MVIDXTR.

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Bank Central Asia Tbk	8.6%
Astra International Tbk	8.4%
Telekomunikasi Indonesia Tbk	6.9%
Bank Rakyat Indonesia Tbk	6.5%
Bank Mandiri Tbk	6.1%
Bumi Resources Tbk	4.7%
Perusahaan Gas Negara Tbk	4.4%
United Tractors Tbk	4.4%
Banpu PLC	3.8%
Jardine Cycle & Carriage Ltd.	3.4%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVIDXTR

Year to Date	9.90%	9.49%	9.35%

One Year	35.02%	32.30%	31.62%

Life* (annualized)	74.11%	73.28%	74.70%

Life* (cumulative)	290.08%	285.57%	293.33%

*since 1/15/09

Gross Expense Ratio 0.62% / Net Expense Ratio 0.61%
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/15/09) to the first day of secondary market trading in shares of the Fund (1/20/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

Market Vectors Latin America Small-Cap Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Latin America Small-Cap Index1 (MVLATMTR). As of June 30, 2011, MVLATMTR represented 128 publicly traded companies.

Fund Review

For the six months ended June 30, 2011 (the “period”), the Fund declined 6.28%, while MVLATMTR fell 6.07%.2

The Fund offers investors convenient access to Latin America’s small-cap equities. The region’s young population and increasing middle class provide an attractive outlook for its domestic economies, and the country’s small-cap companies have been positioned to participate in the growth of Latin America’s local economies.

Along with the broad emerging equities markets, Latin American small-cap equities faced headwinds during the period. The equity markets of Peru and Brazil, in particular, were pressured by politics and monetary policy, respectively. Still, opportunities for growth in the region remained plentiful. According to the International Monetary Fund (IMF), Latin America’s growth, expected to grow by 4.6% in 2011 and 4.1% in 2012, remains robust. Of particular note for small-cap equity investors, the IMF projects that expansion will continue to be led by domestic demand as fueled by high commodity prices and easy external financing conditions. Also important to small-cap investors are Latin America’s opportunities for growth in the area of research and development – an area often driven by smaller companies. It is well worth noting that only 2% of all investments in research and development of new products in the world are carried out in Latin America. Also, according to the U.S. Trademarks and Patents Office, all Latin American countries combined account for fewer patents registered annually than South Korea alone. Another supporting factor for small-cap companies in the region may be President Obama’s March 2011 visit to the region, during which he encouraged greater investment in infrastructure and clean energy to help boost Latin America’s competitive stance and to better the economic relationship between the U.S. and Latin America. The main challenge for Latin America, many believed at the end of the period, is to contain inflation to prevent economic imbalances. High global fuel and food prices are adding to the challenge of containing inflation and protecting the region’s poor.

The Fund is subject to a high degree of risk, including those associated with less reliable financial information, higher costs, taxation, decreased liquidity, less stringent reporting, and foreign currency risks. Special risks particular to Latin America investments include expropriation, political instability, economic impacts of armed conflict, civil war and severe social instability, less developed capital markets, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, politically controlled access to trading markets, unsettled securities laws, and trade barriers. In addition, companies with small capitalizations are subject to elevated risks, which include, among others, greater volatility, lower trading volume and less liquidity than larger companies. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Latin America Small-Cap Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Latin America Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Latin America Small-Cap Index (MVLATMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-cap companies that are domiciled and primarily listed on an exchange in the Latin American region or that generate at least 50% of their revenues in the Latin American region.

[2]

The Fund is passively managed and may not hold each MVLATMTR component in the same weighting as the MVLATMTR and is subject to certain expenses that MVLATMTR is not. The Fund thus may not exactly replicate the performance of MVLATMTR.

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

TV Azteca S.A.B. de C.V.	2.9%
Silver Standard Resources, Inc.	2.6%
Alamos Gold, Inc.	2.4%
AuRico Gold, Inc.	2.3%
First Majestic Silver Corp.	2.3%
Grupo Aeroportuario del Pacifico S.A.B. de C.V.	2.1%
Grupo Aeromexico S.A.B. de C.V.	2.0%
Gran Tierra Energy, Inc.	2.0%
Rossi Residencial S.A.	1.7%
Cia Sudamericana de Vapores S.A.	1.6%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVLATMTR

Year to Date	(7.85)%	(6.28)%	(6.07)%

One Year	30.63%	31.25%	31.55%

Life* (annualized)	17.81%	18.22%	18.73%

Life* (cumulative)	22.39%	22.93%	23.58%

*since 4/6/10

Gross Expense Ratio 1.36% / Net Expense Ratio 0.63%
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.63% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/6/10) to the first day of secondary market trading in shares of the Fund (4/7/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

Market Vectors Latin America Small-Caps Index (MVLATMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-cap companies that are domiciled and primarily listed on an exchange in the Latin American region or that generate at least 50% of their revenues in the Latin American region.

MARKET VECTORS POLAND ETF

Market Vectors Poland ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Poland Index1 (MVPLNDTR). As of June 30, 2011, MVPLNDTR represented 27 publicly traded companies.

Fund Review

For the six months ended June 30, 2011 (the “period”), the Fund gained 8.38%, while MVPLNDTR rose 8.75%.2

The Fund offers investors broad sector exposure to Poland, the largest and fastest-growing economy in Central and Eastern Europe.

During the period, Poland’s equity market notably outpaced both emerging markets as a whole and the international developed equity markets overall. Several factors supported Poland’s strong performance. Perhaps most dominant is that Poland was not directly impacted by European sovereign debt crises. Poland’s Gross Domestic Product (GDP) grew by 4.4% in the first quarter of 2011 year-over-year, the country’s highest growth rate since 2008. The World Bank estimates that Poland’s GDP will expand 4.0% in 2011 and 4.2% in 2012 as private consumption increases along with rising export levels. Poland’s equity market also benefited during the period from a focus on its energy industry, as driven by President Obama’s visit there and by Germany’s announcement that it would wean off nuclear energy, both taking place at the end of May 2011. President Obama and Polish Prime Minister Donald Tusk committed to cooperate on Poland’s further development of renewable energy technologies and to strengthen joint climate security strategies. The anticipated result of the dialogue was expanded U.S. investments, exports and participation in energy and technology companies in Poland. Poland generates over 90% of its electricity from coal, according to data from the International Energy Agency, but, in an effort to diversify its energy sources to reduce dependence on coal and imported natural gas from Russia, the government announced plans to derive 8.85% of its energy from renewables this year, moving towards the 15% target set by the European Union for Poland by 2020. The country has also indicated that it wants to build its first nuclear power plant by 2020, which has attracted the attention of investors. Generally rising inflation during the period, which stood at 4.2% in June 2011, remains a risk to the sustainability of Poland’s economic growth.

The Fund is subject to a high degree of risk, including those associated with less reliable financial information, higher costs, taxation, decreased liquidity, less stringent reporting, and foreign currency risks. Special risks particular to Poland investments include expropriation, political instability and severe social instability, less developed capital markets, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and unsettled securities laws. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Poland Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Poland ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Poland Index (MVPLNDTR) is a rules-based index intended to give investors a means of tracking the overall performance of companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

[2]

The Fund is passively managed and may not hold each MVPLNDTR component in the same weighting as the MVPLNDTR and is subject to certain expenses that MVPLNDTR is not. The Fund thus may not exactly replicate the performance of MVPLNDTR.

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

KGHM Polska Miedz S.A.	8.5%
Powszechna Kasa Oszczednosci Bank Polski S.A.	7.9%
Powszechny Zaklad Ubezpieczen S.A.	7.0%
Bank Polska Kasa Opieki S.A.	6.5%
PKN ORLEN S.A.	6.1%
PGE Polska Grupa Energetyczna S.A.	5.5%
Jeronimo Martins SGPS S/A	4.7%
Telekomunikacja Polska S.A.	4.7%
Polskie Gornictwo Naftowe i Gazownictwo S.A.	4.6%
Tauron Polska Energia S.A.	4.6%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS POLAND ETF

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVPLNDTR

Year to Date	9.14%	8.38%	8.75%

One Year	49.51%	48.91%	48.64%

Life* (annualized)	12.29%	12.01%	12.53%

Life* (cumulative)	20.35%	19.86%	20.75%

*since 11/24/09

Gross Expense Ratio 0.79% / Net Expense Ratio 0.61%
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/24/09) to the first day of secondary market trading in shares of the Fund (11/25/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Poland Index (MVPLNDTR) is a rules-based index intended to give investors a means of tracking the overall performance of companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

MARKET VECTORS RUSSIA ETF

Market Vectors Russia ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal® Russia+ Index1 (DXRPUS). As of June 30, 2011, the DXRPUS represented 47 publicly traded companies.

Fund Review

For the six months ended June 30, 2011 (the “period”), the Fund advanced 2.64%, while DXRPUS rose 2.19%.2

The Fund offers investors pure play way to access the Russian equity market. Importantly, the DXRPUS’ broad sector diversification results in less emphasis on energy companies than found in other Russia-focused indices.

During the period, the Russian equity market materially outpaced the international developed equity markets as well as the emerging equity markets broadly, in large part the beneficiary of rising oil prices. The performance of Russia’s equity market remained closely correlated to oil price changes during the period for several reasons. First, the majority of its public companies are oil and other energy-related companies. Second, oil and gas comprise about 50% of Russia’s revenue and more than 60% of its exports. Third, during the period, Russia and China actively engaged in negotiations to pass a natural gas trade agreement. Fourth, Russia remains one of the largest non-OPEC exporters of oil and gas. And finally, many analysts saw the disastrous earthquake and tsunami in Japan in March 2011 as beneficial to Russia’s economy, as Japan will likely need to rely on oil imports from Russia as well as iron ore and steel for its rebuilding process. While the Fund is well diversified beyond energy companies, which mitigates downside risk when oil prices fall, it still had more than 40% of its total net assets allocated to oil and gas and other energy-related companies during the period. More than 20% of the Fund’s total net assets were allocated to iron and steel companies during the period. Another important development during the period supporting strength in the Russian equity market was the fact that the government opened its doors to foreign investments. According to The New York Times, for the first time since the financial crisis of 1998, Russia is turning to international banks and pension funds in the U.S. and Europe to help finance a variety of government-funded programs. Also, while the government will no doubt remain a majority stakeholder in many segments of its economy, the Russian government has begun selling partial shares of government-owned companies on the market and intends to issue $50 billion in ruble-denominated bonds and privatize $10 billion in state assets every year for at least the next four years.

Still, Russia faced ongoing headwinds. Inflation remained a problem for Russia’s economy, and the Russian Central Bank Deputy Chairman admitted it would be hard for Russia to meet the 6% to 7% inflation projection for 2011. As of June 2011, Russia’s inflation rate stood at 9.4%. Also, repressive government measures and social and economic disparity continued to undermine the government’s goal of socio-economic reforms. Corruption remains widespread, impacting an estimated 2.9% of Russia’s Gross Domestic Product (GDP) annually, by cutting into the country’s profits. Also, tensions between Russian President Medvedev and Prime Minister Putin moved into the headlines during the period when they publicly argued about various ways to deal with unrest in Libya. With all that, Russia’s GDP is projected to be approximately 4.3% for 2011, assuming oil prices average more than $100 a barrel. If oil prices drop significantly, Russia’s economy-and equity market-will likely be impacted.

The Fund is subject to various risks including those associated with making investments in Russian companies such as the absence of developed legal structures, national policies, expropriation, potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of the Russian market. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The DAXglobal® Russia+ Index (DXRPUS), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation. Deutsche Börse AG neither sponsors nor endorses the Fund and make no warranty or representation as to the accuracy and/or completeness of DXRPUS or results to be obtained by any person from using DXRPUS in connection with trading the Fund.

MARKET VECTORS RUSSIA ETF

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]	DAXglobal® Russia+ Index (DXRPUS) is a modified market capitalization-weighted index comprised of publicly traded companies that are domiciled in Russia.

[2]

The Fund is passively managed and may not hold each DXRPUS component in the same weighting as DXRPUS and is subject to certain expenses that DXRPUS is not. The Fund thus may not exactly replicate the performance of DXRPUS.

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Gazprom OAO	7.8%
Sberbank RF	7.2%
Rosneft Oil Co.	7.1%
Lukoil Holdings	6.5%
Norilsk Nickel Mining & Metallurgical Co.	6.3%
Novatek OAO	4.9%
Surgutneftegaz JSC	4.6%
VTB Bank OJSC	4.5%
Novolipetsk Steel OJSC	3.3%
Gazprom Neft OAO	3.2%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS RUSSIA ETF

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	DXRPUS

Year to Date	1.66%	2.64%	2.19%

One Year	38.06%	37.15%	35.51%

Life* (annualized)	0.48%	0.43%	0.05%

Life* (cumulative)	2.03%	1.82%	0.22%

*since 4/24/07

Gross Expense Ratio 0.61% / Net Expense Ratio 0.61%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

DAXglobal® Russia+ Index (DXRPUS) is a modified market capitalization-weighted index comprised of publicly traded companies that are domiciled in Russia.

MARKET VECTORS RUSSIA SMALL-CAP ETF

Market Vectors Russia Small-Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Russia Small-Cap Index1 (MVRSXJTR). As of June 30, 2011, the MVRSXJTR represented 34 publicly traded companies.

Fund Review

For the period from the Fund’s commencement date on April 13, 2011 through June 30, 2011, (the “period”), the Fund declined 7.45%, while MVRSXJTR fell 7.70%.2

The Fund offers investors pure play and diversified access to small-cap Russian companies, which may offer greater exposure to domestic growth and less exposure to global cyclicals than their larger-cap counterparts. The Fund also provides a value opportunity, as the Russian equity market offered deep discounts versus the emerging markets average during the period, a trend we anticipate may continue for some time.

While the Russian small-cap equity market declined during the period along with emerging equity markets broadly, the fundamentals that support investment in small-cap Russian companies did not change. Providing exposure to the Russian consumer market, small-cap Russian companies tend to be more isolated from political interference, feature relatively better corporate governance practices and may be better shielded from minority shareholder interests. Indeed, while large-cap focused Russian ETFs contain global companies with significant exposure to sectors of the economy deemed strategic by the Russian government, particularly energy, this leaves the domestic consumer focused companies largely untouched. Given low per-capita consumption of goods and services displayed by Russian consumers, sectors driven by local economic growth — such as real estate, information technology, media, food retailers and airlines — have the potential to experience relatively strong future earnings growth. The 2011-12 earnings consensus outlook for these sectors in Russia range from approximately 30% to 60%. Over the near term, small-cap Russian companies may well share in an economic boost from the increase in fiscal spending that taxes on higher profits for Russian energy companies have made possible. Other recent trends within Russia’s economy also serve as encouraging signs for investors in small-cap Russian companies. These include ongoing credit expansion, strengthening industrial production and consumer demand, the start of real wage growth and the government’s relaxed restrictions on foreign investment. Other pluses include the need for increased infrastructure spending in advance of Russia hosting the 2018 World Cup and General Electric’s entry into joint ventures with state-controlled companies to produce equipment for Russian energy and health care systems.

The Fund is subject to risks associated with investments in derivatives and foreign securities. In particular, Russian investments are subject to elevated risks, which include, among others, the absence of developed legal structures, national policies, expropriation, and relative illiquidity of the Russian market. In addition, companies with small capitalizations are subject to elevated risks, which include, among others, greater volatility, lower trading volume and less liquidity than larger companies. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Russia Small-Cap Index (MVRSXJTR) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Russia, or that generate at least 50% of their revenues in Russia.

[2]

The Fund is passively managed and may not hold each MVRSXJTR component in the same weighting as MVRSXJTR and is subject to certain expenses that MVRSXJTR is not. The Fund thus may not exactly replicate the performance of MVRSXJTR.

MARKET VECTORS RUSSIA SMALL-CAP ETF

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

LSR Group	7.8%
Pharmstandard	7.2%
O’Key Group S.A.	6.9%
Novorossiysk Commercial Sea Port	6.6%
AK Transneft OAO	5.8%
Inter RAO UES OAO	5.5%
Petropavlovsk PLC	4.5%
CTC Media, Inc.	4.3%
Alliance Oil Co. Ltd.	4.2%
Globaltrans Investment PLC	4.1%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVRSXJTR

Life* (cumulative)	(7.49)%	(7.45)%	(7.70)%

*since 4/13/11

Gross Expense Ratio 7.87% / Net Expense Ratio 0.67%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/13/11) to the first day of secondary market trading in shares of the Fund (4/14/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Russia, or that generate at least 50% of their revenues in Russia.

MARKET VECTORS VIETNAM ETF

Market Vectors Vietnam ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Vietnam Index1 (MVVNMTR). As of June 30, 2011, MVVNMTR represented 34 publicly traded companies.

Fund Review

For the six months ended June 30, 2011 (the “period”), the Fund declined 18.03%, while MVVNMTR fell 18.42%.2

Vietnam is among the world’s most populous nations, featuring a young and educated population. The Fund offers investors pure play access to Vietnam, as it is comprised 70% of local companies and 30% of offshore companies deriving at least 50% of their revenues from Vietnam.

Vietnam’s equity market struggled during the period, weighed upon by several factors. Sovereign downgrades by Moody’s and Standard & Poor’s in December 2010 took a substantial toll on Vietnam’s equity market during the period. The nation’s currency, the dong, was devalued 8.5% in February 2011. Inflation has been a problem, with the inflation rate reported at 20.8% in June 2011. Vietnam’s central bank raised interest rates several times during the period, including twice in one week at the end of February, in an effort to fight this inflation. All that said, in its favor, factory production was up in Vietnam, and some analysts are comparing Vietnam to China in terms of its growth potential. International Living reports that the country’s low wage costs, export-driven economic model and growing middle class is setting up Vietnam to be a “Little China” in the making.

The Fund is subject to elevated risks, including those associated with investments in derivatives and foreign securities, in particular Vietnamese issuers, which include, among others, expropriation, confiscatory taxation, issues with repatriation of investment income, limitations on foreign ownership, political instability, armed conflict and social instability. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Vietnam Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Vietnam ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]	Market Vectors Vietnam Index (MVVNMTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors exposure to Vietnam.

[2]

The Fund is passively managed and may not hold each MVVNMTR component in the same weighting as the MVVNMTR and is subject to certain expenses that MVVNMTR is not. The Fund thus may not exactly replicate the performance of MVVNMTR.

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Vietnam Joint Stock Commercial Bank for Industry and Trade	8.4%
Bao Viet Holdings	7.5%
Bank for Foreign Trade of Vietnam JSC	6.4%
PetroVietnam Fertilizer & Chemicals JSC	5.5%
Talisman Energy, Inc.	4.8%
Gamuda Bhd	4.8%
Oil & Natural Gas Corp. Ltd.	4.7%
Charoen Pok Foods	4.6%
Premier Oil PLC	4.3%
PetroVietnam Technical Services Corp.	3.5%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS VIETNAM ETF

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVVNMTR

Year to Date	(20.32)%	(18.03)%	(18.42)%

One Year	(15.26)%	(15.18)%	(16.38)%

Life* (annualized)	(8.53)%	(8.72)%	(8.24)%

Life* (cumulative)	(15.48)%	(15.81)%	(14.97)%

*since 8/11/09

Gross Expense Ratio 0.80% / Net Expense Ratio 0.76%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/11/09) to the first day of secondary market trading in shares of the Fund (8/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Vietnam Index (MVVNMTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors exposure to publicly traded companies in Vietnam.

MARKET VECTORS ENVIRONMENTAL SERVICES ETF

Market Vectors Environmental Services ETF (the “Fund”) seeks to replicate, before fees and expenses, the price and yield performance of the NYSE Arca Environmental Services Index1 (AXENV). As of June 30, 2011, AXENV represented 21 publicly traded companies from around the globe.

Fund Review

For the six months ended June 30, 2011 (the “reporting period”), the Fund increased 3.55%, while AXENV rose 3.87%.2

The Fund offers investors pure play access to the fast-growing environmental services industry. The Fund is broadly diversified by both industry segment and by market capitalization.

During the period, waste management companies garnered attention in part because of an increased focus on clean and renewable energies resulting from the nuclear crisis in Japan, as municipal solid waste can be considered an excellent source of renewable biomass. Similarly, as countries, municipalities and individuals alike focus more on developing and maintaining environmentally-friendly initiatives, the demand for waste removal services rises. Demographic and regulatory trends supported the sector’s positive performance as well. As the world’s population grows overall, as the middle class globally grows and as urban populations increase, the need for sanitation, waste disposal and recycle services expands. Further, as companies are increasingly held accountable for safe disposal of their waste products, demand for removal services of both hazardous and non-hazardous waste is a critical and increasing aspect of many industries. Finally, as the U.S. and global economies continued on their path to recovery, the waste management industry benefited. Higher levels of economic activity tend to result in increased production of waste that must be disposed. That said, as economic growth hit a soft patch during the latter months of the period, waste management companies overall lagged the broad U.S. and international equity markets.

The Fund is subject to various risks including those associated with making investments in environmental services and consumer and industrial waste management companies such as competitive pressures, changes in government regulation, world events and economic conditions. In addition, these companies are subject to liability for environmental damage claims. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

NYSE Arca Environmental Services Index (AXENV), a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation. NYSE Euronext neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of AXENV or results to be obtained by any person from using the AXENV in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

NYSE Arca Environmental Services Index (AXENV) is a modified equal-dollar-weighted index comprised of publicly traded companies that are involved in the management, removal and storage of consumer waste and industrial by-products and related environmental services.

[2]

The Fund is passively managed and may not hold each AXENV component in the same weighting as AXENV and is subject to certain expenses that AXENV is not. The Fund thus may not exactly replicate the performance of AXENV.

MARKET VECTORS ENVIRONMENTAL SERVICES ETF

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Veolia Environnement S.A.	10.3%
Stericycle, Inc.	10.1%
Waste Management, Inc.	9.9%
Republic Services, Inc.	9.9%
Layne Christensen Co.	4.3%
Newpark Resources, Inc.	4.3%
Nalco Holding Co.	4.3%
Clean Harbors, Inc.	4.2%
Covanta Holding Corp.	4.2%
Waste Connections, Inc.	4.2%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	AXENV

Year to Date	3.43%	3.55%	3.87%

One Year	29.13%	29.19%	30.19%

Life* (annualized)	7.25%	7.25%	7.80%

Life* (cumulative)	39.13%	39.13%	42.60%

*since 10/10/06

Gross Expense Ratio 0.82% / Net Expense Ratio 0.55%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

NYSE Arca Environmental Services Index (AXENV) is a modified equal dollar-weighted index comprised of publicly traded companies that are involved in the management, removal and storage of consumer waste and industrial byproducts and related environmental services.

MARKET VECTORS GAMING ETF

Market Vectors Gaming ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the S-Network Global Gaming IndexSM (WAGRT)1. As of June 30, 2011, WAGRT represented 55 publicly traded companies from around the globe.

Fund Review

For the six months ended June 30, 2011 (the “period”), the Fund advanced 9.78%, while WAGRT rose 9.82%.2

The Fund offers investors convenient, cost-effective, tax-efficient and pure play access to the global gaming industry, an industry that may benefit from a growing worldwide middle class with increased disposable income.

During the period, global gaming equities performed well, generating positive returns that outpaced the broad U.S. and international equity indices. Many investors appeared to believe that secular global trends coupled with resurgent growth in Macau and Singapore and expected improvement in Las Vegas overall favored companies that operate casinos and other sports-betting venues or that manufacture and sell gaming equipment and technology to other gaming industry participants. Such strong performance, however, masks what was significant volatility — both up and down — during the period, driven by corporate earnings reports of the Fund’s top holdings.

The Fund is subject to various risks including those associated with making investments in companies engaged in the gaming business such as competitive pressures, changes in government regulation, world events and economic conditions. Additional risks include legislative changes, high correlation within the industry and changes in consumer taste and risks related to foreign investments. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The S-Network Global Gaming IndexSM (WAGRT), a trademark of Stowe Global Indexes LLC, is licensed for use by Van Eck Associates Corporation. Stowe Global Indexes LLC neither sponsors or endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of WAGRT or results to be obtained by any person using WAGRT in connection with trading the Fund. WAGRT is calculated and maintained by Standard & Poor’s Custom Indices, which neither sponsors nor endorses the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]	S-Network Global Gaming IndexSM (WAGRT) is a rules-based, modified-capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in the global gaming industry.

[2]

The Fund is passively managed and may not hold each WAGRT component in the same weighting as WAGRT and is subject to certain expenses that WAGRT is not. The Fund thus may not exactly replicate the performance of WAGRT.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Las Vegas Sands Corp.	12.1%
Wynn Resorts Ltd.	9.0%
Genting Bhd	6.8%
Sands China Ltd.	5.3%
International Game Technology	4.3%
Wynn Macau Ltd.	3.9%
Crown Ltd.	3.8%
SJM Holdings Ltd.	3.4%
MGM Mirage	3.0%
Genting Malaysia Bhd	3.0%

As of June 30, 2011. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS GAMING ETF

PERFORMANCE COMPARISON
June 30, 2011 (unaudited)

Total Return	Share Price[1]	NAV	WAGRT

Year to Date	10.29%	9.78%	9.82%

One Year	57.03%	55.44%	55.27%

Life* (annualized)	(1.86)%	(2.01)%	(0.83)%

Life* (cumulative)	(6.25)%	(6.75)%	(2.83)%

* since 1/22/08

Gross Expense Ratio 0.62% / Net Expense Ratio 0.61%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/22/08) to the first day of secondary market trading in shares of the Fund (1/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

S-Network Global Gaming IndexSM (WAGRT) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the global gaming industry.

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MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period
As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual Expenses
The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Annualized Expense Ratio During Period	Expenses Paid During the Period* January 1, 2011- June 30, 2011

Africa Index ETF
Actual	$1,000.00	$ 934.00	0.82%	$3.94
Hypothetical**	$1,000.00	$1,020.66	0.82%	$4.12

Brazil Small-Cap ETF
Actual	$1,000.00	$ 976.20	0.62%	$3.03
Hypothetical**	$1,000.00	$1,021.72	0.62%	$3.10

China ETF
Actual	$1,000.00	$ 995.10	0.71%	$3.50
Hypothetical**	$1,000.00	$1,021.29	0.71%	$3.55

Colombia ETF***
Actual	$1,000.00	$1,013.50	0.75%	$2.22
Hypothetical**	$1,000.00	$1,012.57	0.75%	$2.23

Egypt Index ETF
Actual	$1,000.00	$ 778.80	0.93%	$4.11
Hypothetical**	$1,000.00	$1,020.17	0.93%	$4.67

Germany Small-Cap ETF***
Actual	$1,000.00	$1,022.50	0.55%	$1.31
Hypothetical**	$1,000.00	$1,010.61	0.55%	$1.32

Gulf States Index ETF
Actual	$1,000.00	$ 946.80	0.98%	$4.73
Hypothetical**	$1,000.00	$1,019.93	0.98%	$4.91

India Small-Cap Index ETF
Actual	$1,000.00	$ 794.60	0.85%	$3.78
Hypothetical**	$1,000.00	$1,020.58	0.85%	$4.26

Indonesia Index ETF
Actual	$1,000.00	$1,094.90	0.61%	$3.19
Hypothetical**	$1,000.00	$1,021.75	0.61%	$3.08

Latin America Small-Cap Index ETF
Actual	$1,000.00	$ 937.20	0.63%	$3.03
Hypothetical**	$1,000.00	$1,021.67	0.63%	$3.16

Poland ETF
Actual	$1,000.00	$1,083.80	0.61%	$3.16
Hypothetical**	$1,000.00	$1,021.76	0.61%	$3.07

Russia ETF
Actual	$1,000.00	$1,026.40	0.61%	$3.08
Hypothetical**	$1,000.00	$1,021.76	0.61%	$3.07

Russia Small-Cap ETF***
Actual	$1,000.00	$ 925.50	0.67%	$1.38
Hypothetical**	$1,000.00	$1,009.25	0.67%	$1.44

Vietnam ETF
Actual	$1,000.00	$ 819.70	0.76%	$3.43
Hypothetical**	$1,000.00	$1,021.03	0.76%	$3.81

Environmental Services ETF
Actual	$1,000.00	$1,035.50	0.55%	$2.78
Hypothetical**	$1,000.00	$1,022.07	0.55%	$2.76

Gaming ETF
Actual	$1,000.00	$1,097.80	0.61%	$3.17
Hypothetical**	$1,000.00	$1,021.77	0.61%	$3.06

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2011) multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
***

Colombia ETF, Germany Small-Cap ETF and Russia Small-Cap ETF commenced operations on March 14, 2011, April 4, 2011 and April 13, 2011 respectively. Expenses are equal to the Fund’s annualized expense ratio (for the period from commencement of operations to June 30, 2011) multiplied by the average account value over the period, multiplied by the number of days from inception (108 days for Colombia ETF, 87 days for Germany Small-Cap Index ETF and 78 days for Russia Small-Cap ETF) to June 30, 2011 and divided by 365 (to reflect the period from commencement).

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.8%
Australia: 0.6%
223,132	Paladin Energy Ltd. * #	$607,127

Canada: 5.7%
342,531	Eastern Platinum Ltd. *	283,934
32,640	First Quantum Minerals Ltd.	4,755,815
73,823	Nevsun Resources Ltd.	446,717
102,867	Semafo, Inc. *	787,677

		6,274,143

Egypt: 17.0%
766,978	Commercial International Bank Egypt SAE	3,824,288
40,561	Egyptian Co. for Mobile Services #	880,919
407,480	Egyptian Financial Group-Hermes Holding SAE #	1,372,785
963,302	Egyptian Kuwaiti Holding Co. (USD) #	1,241,135
88,395	ElSewedy Electric Co. #	541,907
277,191	Ezz Steel * #	492,994
120,371	Orascom Construction Industries #	5,448,677
3,776,321	Orascom Telecom Holding SAE *	2,581,451
1,287,728	Talaat Moustafa Group * #	1,059,975
496,527	Telecom Egypt #	1,244,935

		18,689,066

Kenya: 1.4%
5,392,650	Equity Bank Ltd. #	1,555,893

Morocco: 12.0%
110,239	Attijariwafa Bank	5,042,137
59,232	Banque Marocaine du Commerce Exterieur	1,513,501
175,474	Douja Promotion Groupe Addoha S.A.	2,197,026
243,256	Maroc Telecom	4,475,302

		13,227,966

Nigeria: 18.6%
47,524,464	First Bank of Nigeria Plc	3,895,448
42,448,078	Guaranty Trust Bank Plc	4,336,663
11,013,893	Nigerian Breweries Plc #	6,328,893
42,514,021	United Bank for Africa Plc #	1,575,648
45,724,928	Zenith Bank Ltd.	4,395,590

		20,532,242

South Africa: 26.0%
91,381	ABSA Group Ltd. #	1,818,104
10,556	Anglo Platinum Ltd. #	979,788
58,277	AngloGold Ashanti Ltd. #	2,452,123
148,771	Aquarius Platinum Ltd. (GBP) #	759,645
47,842	Bidvest Group Ltd. #	1,062,935
369,027	FirstRand Ltd. #	1,081,877
103,233	Gold Fields Ltd. #	1,510,299
54,954	Harmony Gold Mining Co. Ltd. #	724,663
90,941	Impala Platinum Holdings Ltd. #	2,447,756
163,467	MTN Group Ltd. #	3,473,644
42,150	Naspers Ltd. #	2,374,347
69,683	Remgro Ltd. #	1,146,414
260,036	Sanlam Ltd. #	1,057,854
76,128	Sasol Ltd. #	4,005,888
179,098	Standard Bank Group Ltd. #	2,641,823
88,316	Vodacom Group Ltd. #	1,095,519

		28,632,679

United Kingdom: 18.3%
102,609	Acergy S.A. (NOK) * #	2,638,976
366,843	Afren Plc * #	929,649
76,340	African Minerals Ltd. * #	636,310
57,516	Lonmin Plc #	1,342,631
2,146,135	Old Mutual Plc #	4,595,513
185,316	Petra Diamonds Ltd. * #	476,380
34,461	Randgold Resources Ltd. (ADR)	2,896,447
333,415	Tullow Oil Plc #	6,641,734

		20,157,640

United States: 0.2%
97,341	Golden Star Resources Ltd. (CAD) *	213,827

Total Common Stocks
(Cost: $105,687,044)		109,890,583

MONEY MARKET FUND: 0.2%
(Cost: $252,775)
252,775	Dreyfus Government Cash Management Fund	252,775

Total Investments: 100.0%
(Cost: $105,939,818)		110,143,358
Liabilities in excess of other assets: (0.0)%		(15,994)

NET ASSETS: 100.0%		$110,127,364

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
NOK	Norwegian Krone
USD	United States Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $68,244,760 which represents 62.0% of net assets.

See Notes to Financial Statements

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	19.8%	$21,814,133
Communications	14.7	16,126,117
Consumer, Non-cyclical	5.8	6,328,893
Diversified	3.1	3,450,484
Energy	12.9	14,216,247
Financial	38.1	41,964,125
Industrial	5.4	5,990,584
Money Market Fund	0.2	252,775

	100.0%	$110,143,358

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$–	$607,127	$–	$607,127
Canada	6,274,143	–	–	6,274,143
Egypt	6,405,739	12,283,327	–	18,689,066
Kenya	–	1,555,893	–	1,555,893
Morocco	13,227,966	–	–	13,227,966
Nigeria	12,627,701	7,904,541	–	20,532,242
South Africa	–	28,632,679	–	28,632,679
United Kingdom	2,896,447	17,261,193	–	20,157,640
United States	213,827	–	–	213,827
Money Market Fund	252,775	–	–	252,775
Total	$41,898,598	$68,244,760	$–	$110,143,358

See Notes to Financial Statements

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 75.9%
Basic Materials: 5.1%
1,217,804	Jaguar Mining, Inc. (USD) * †	$5,821,103
6,393,231	Mirabela Nickel Ltd. (AUD) * † #	12,085,741
3,537,234	MMX Mineracao e Metalicos S.A. *	18,925,386
3,746,300	Paranapanema S.A.	12,314,434

		49,146,664

Communications: 1.9%
1,470,200	B2W Cia Global Do Varejo	17,983,608

Consumer, Cyclical: 18.0%
575,650	Arezzo Industria e Comercio S.A.	8,059,432
459,450	Autometal S.A.	4,415,949
338,553	Brookfield Incorporacoes S.A.	1,655,182
99,250	Brookfield Incorporacoes S.A. Receipt *	489,684
2,177,400	Cia Hering S.A.	49,529,171
1,762,250	Drogasil S.A.	12,341,904
2,738,050	Even Construtora e Incorporadora S.A.	13,912,624
1,192,450	Grendene S.A.	6,869,013
932,900	Iochpe Maxion S.A.	12,660,636
731,650	Marisa Lojas S.A.	11,317,099
376,100	Positivo Informatica S.A.	1,711,024
757,450	Raia S.A. *	12,546,107
1,194,212	TAM S.A. (ADR) †	26,069,648
1,527,850	Tecnisa S.A.	12,707,201

		174,284,674

Consumer, Non-cyclical: 14.1%
826,700	American Banknote S.A.	10,753,218
404,280	Estacio Participacoes S.A.	5,204,232
770,650	Fleury S.A. *	11,268,531
1,791,700	Localiza Rent a Car S.A.	31,869,793
665,950	M Dias Branco S.A.	17,537,914
1,214,100	Mills Estruturas e Servicos de Engenharia S.A. *	17,503,764
690,750	Multiplus S.A.	12,016,700
437,000	Obrascon Huarte Lain Brasil S.A.	18,606,766
753,050	SLC Agricola S.A.	8,936,332
1,285,700	Tereos Internacional S.A.	2,471,470

		136,168,720

Energy: 0.7%
15,992,700	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais S.A. *	7,173,223

Financial: 23.6%
1,238,900	Aliansce Shopping Centers S.A.	11,113,703
1,618,300	BR Properties S.A.	18,250,139
3,028,000	Brasil Brokers Participacoes S.A.	14,784,455
3,703,021	CETIP S.A. - Balcao Organizado de Ativos e Derivativos	57,135,646
27,728	CETIP S.A. - Balcao Organizado de Ativos e Derivativos Receipt *	427,828
698,000	EZ TEC Empreendimentos e Participacoes S.A.	7,558,517
3,289,973	Gafisa S.A. (ADR)	31,123,145
2,049,140	GP Investments Ltd. (BDR) *	8,009,326
578,100	Iguatemi Empresa de Shopping Centers S.A.	14,183,481
1,284,800	JHSF Participacoes S.A.	3,910,422
451,700	LPS Brasil Consultoria de Imoveis S.A.	10,853,651
5,461	LPS Brasil Consultoria de Imoveis S.A. Rights (BRL 39.43, expiring 07/29/11) *	–
1,376,550	Odontoprev S.A.	23,197,556
2,635,450	Rossi Residencial S.A.	21,328,122
387,700	Sonae Sierra Brasil S.A.	6,009,331

		227,885,322

Industrial: 4.5%
7,697,300	LLX Logistica S.A. *	23,822,099
2,871,215	Magnesita Refratarios S.A. *	14,166,120
324,650	Tegma Gestao Logistica S.A.	5,260,884

		43,249,103

Technology: 3.4%
1,821,200	Totvs S.A.	33,059,684

Utilities: 4.6%
859,650	Cia de Saneamento de Minas Gerais-COPA S.A.	17,240,922
796,903	Equatorial Energia S.A.	6,004,921
693,900	MPX Energia S.A. *	17,340,275
791,500	Redentor Energia S.A.	3,524,765

		44,110,883

Total Common Stocks
(Cost: $592,180,512)		733,061,881

PREFERRED STOCKS: 24.0%
Basic Materials: 3.1%
644,300	Cia de Ferro Ligas da Bahia	4,495,836
6,861,650	Klabin S.A.	25,412,704

		29,908,540

Communications: 0.7%
268,000	Saraiva S.A. Livreiros Editores	5,273,623
333,360	Telecomunicacoes Brasileiras S.A. *	1,264,532

		6,538,155

Consumer, Cyclical: 4.5%
4,007,300	Marcopolo S.A.	17,948,308
1,977,050	Randon Implementos e Participacoes S.A.	15,683,131
1,254,600	Sao Paulo Alpargatas S.A. *	9,654,789

		43,286,228

Consumer, Non-cyclical: 7.7%
1,848,650	Anhanguera Educacional Participacoes S.A.	39,279,296
529,600	Contax Participacoes S.A. *	7,713,330
485,900	Kroton Educacional S.A. *	6,258,027
1,164,750	Santos Brasil Participacoes S.A.	20,919,452

		74,170,105

Financial: 4.6%
774,600	Banco ABC Brasil S.A. *	5,707,814
970,350	Banco Industrial e Comercial S.A.	6,155,426
838,450	Banco Panamericano S.A. *	3,250,327
2,364,700	Sul America S.A.	29,697,959

		44,811,526

Industrial: 1.0%
3,435,758	Confab Industrial S.A. *	9,532,459

See Notes to Financial Statements

Number of Shares		Value

Utilities: 2.4%
364,700	Centrais Eletricas de Santa Catarina S.A.	$9,562,377
226,050	Cia de Gas de Sao Paulo	6,300,692
358,100	Cia Energetica do Ceara	7,349,465

		23,212,534

Total Preferred Stocks
(Cost: $182,469,462)		231,459,547

Total Investments Before Collateral for Securities Loaned: 99.9%
(Cost: $774,649,974)		964,521,428

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.6%
(Cost: $5,694,436)
5,694,436	Bank of New York Overnight Government Fund	$5,694,436

Total Investments: 100.5%
(Cost: $780,344,410)		970,215,864
Liabilities in excess of other assets: (0.5)%		(4,435,616)

NET ASSETS: 100.0%		$965,780,248

ADR	American Depositary Receipt
AUD	Australian Dollar
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $5,489,476.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $12,085,741 which represents 1.3% of net assets.

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$37,060,923	$12,085,741	$–	$49,146,664
Communications	17,983,608	–	–	17,983,608
Consumer, Cyclical	174,284,674	–	–	174,284,674
Consumer, Non-cyclical	136,168,720	–	–	136,168,720
Energy	7,173,223	–	–	7,173,223
Financial	227,885,322	–	–	227,885,322
Industrial	43,249,103	–	–	43,249,103
Technology	33,059,684	–	–	33,059,684
Utilities	44,110,883	–	–	44,110,883
Preferred Stocks*	231,459,547	–	–	231,459,547
Money Market Fund	5,694,436	–	–	5,694,436

Total	$958,130,123	$12,085,741	$–	$970,215,864

* See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

CHINA ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

Money Market Funds: 69.0%
2,663,583	Blackrock Federal Fund	$2,663,583
2,663,583	Dreyfus Government Cash Management Fund	2,663,583
2,663,582	Federated Government Obligation Fund	2,663,582
2,663,583	Fidelity Institutional Money Market Government Fund Class 1	2,663,583
2,663,583	Western Asset Institutional Government Money Market Fund	2,663,583

Total Money Market Funds
(Cost: $13,317,914)		13,317,914
Other assets less liabilities: 31.0%		5,992,219

NET ASSETS: 100.0%		$19,310,133

Total Return Swap Contracts – As of June 30, 2011, the Fund had outstanding swap contracts with the following terms:

Long Exposure

Counterparty	Referenced Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Depreciation
Credit Suisse Securities
(Europe) Limited	CSI 300 Total Return Index	$20,978,064	1.03%	07/18/11	$(1,669,621)

Summary of Investments by Sector (unaudited)	% of Investments	Value
Money Market Funds	100.0%	$13,317,914

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Money Market Funds	$13,317,914	$–	$–	$13,317,914

Other Financial Instruments, net *	$–	$(1,625,400)	$–	$(1,625,400)

* Other Financial Instruments include total return swap contracts,

See Notes to Financial Statements

COLOMBIA ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 97.3%
Basic Materials: 3.8%
5,576	Continental Gold Ltd. (CAD) *	$42,436
26,720	Gran Colombia Gold Corp. (CAD) * §	22,441
4,438	Greystar Resources Ltd. (CAD) *	12,562

		77,439

Consumer, Cyclical: 4.3%
6,306	Almacenes Exito S.A.	87,336

Consumer, Non-cyclical: 6.4%
9,751	Grupo Nutresa S.A.	128,984

677	Grupo Nutresa S.A. Rights (COP 20,900.00, expiring 07/01/11) *	957

		129,941

Energy: 30.3%
71,170	Alange Energy Corp. (CAD) *	16,234
2,765	C&C Energia Ltd. (CAD) *	28,096
35,302	Canacol Energy Ltd. (CAD) *	38,799
3,673	Ecopetrol S.A. (ADR)	161,649
14,719	Gran Tierra Energy, Inc. (USD) *	97,293
3,504	Pacific Rubiales Energy Corp. (CAD)	93,917
5,683	Petrobank Energy & Resources Ltd. (CAD) *	83,437
3,210	Petrominerales Ltd. (CAD)	94,225

		613,650

Financial: 31.0%
6,300	BanColombia S.A.	103,991
1,900	BanColombia S.A. (ADR)	126,787
1,105,135	Bolsa de Valores de Colombia	25,739
24,410	Cia Colombiana de Inversiones S.A.	69,960
5,757	Corp Financiera Colombiana S.A.	110,649
206	Corp Financiera Colombiana S.A. *	3,787
80,513	Grupo Aval Acciones y Valores S.A.	59,167
5,953	Grupo de Inversiones Suramericana S.A.	127,204

		627,284

Industrial: 13.0%
14,385	Cementos Argos S.A.	91,726
15,060	Inversiones Argos S.A.	162,604
1,283,200	Tableros y Maderas de Caldas S.A.	9,430

		263,760

Utilities: 8.5%
13,002	Interconexion Electrica S.A. ESP	94,520
57,059	Isagen S.A. ESP	77,251

		171,771

Total Common Stocks
(Cost: $1,947,914)		1,971,181

PREFERRED STOCK: 2.3%
Financial: 2.3%
3,723	Banco Davivienda S.A.	46,090

MONEY MARKET FUND: 0.7%
(Cost: $14,477)
14,477	Dreyfus Government Cash Management Fund	14,477

Total Investments: 100.3%
(Cost: $2,005,111)		2,031,748
Liabilities in excess of other assets: (0.3)%		(6,411)

NET ASSETS: 100.0%		$2,025,337

ADR	American Depositary Receipt
CAD	Canadian Dollar
COP	Colombian Peso
USD	United States Dollar
*	Non-income producing
§	Illiquid Security — the aggregate value of illiquid securities is $22,441 which represents 1.1% of net assets.

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Basic Materials	$54,998	$22,441	$–	$77,439
Consumer, Cyclical	87,336	–	–	87,336
Consumer, Non-cyclical	129,941	–	–	129,941
Energy	613,650	–	–	613,650
Financial	627,284	–	–	627,284
Industrial	263,760	–	–	263,760
Utilities	171,771	–	–	171,771
Preferred Stock
Financial	46,090	–	–	46,090
Money Market Fund	14,477	–	–	14,477

Total	$2,009,307	$22,441	$–	$2,031,748

See Notes to Financial Statements

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Basic Materials: 12.6%
1,746,765	Centamin Egypt Ltd. (GBP) * #	$3,529,198
375,264	Egyptian Financial & Industrial Co. *	914,818
1,584,016	Ezz Steel * #	2,817,229
962,192	Sidi Kerir Petrochemcials Co. #	2,355,961

		9,617,206

Communications: 17.2%
146,514	Egyptian Co. for Mobile Services #	3,182,046
1,586,687	Orascom Telecom Holding SAE (GDR) * #	5,495,038
1,777,410	Telecom Egypt #	4,456,474

		13,133,558

Consumer, Cyclical: 2.1%
1,511,571	Arab Cotton Ginning Co. #	1,035,825
278,122	Nile Cotton Ginning Co. * #	548,831

		1,584,656

Consumer, Non-cyclical: 4.5%
3,683,694	Juhayna Food Industries * #	3,431,319

Diversified: 6.2%
3,699,629	Egyptian Kuwaiti Holding Co. #	4,766,665

Energy: 7.6%
818,938	Maridive & Oil Services SAE #	2,786,161
266,421	Transglobe Energy Corp. (CAD) *	3,036,609

		5,822,770

Financial: 36.8%
6,799,369	Amer Group Holding *	1,674,637
445,170	Cairo Housing & Development Co. SAE #	405,856
1,322,827	Citadel Capital Corp. * #	1,264,220
1,216,265	Commercial International Bank Egypt SAE	6,064,513
1,118,806	Egyptian Financial Group-Hermes Holding SAE #	3,769,216
3,848,768	Egyptian for Tourism Resorts Co. * #	767,272
376,130	Medinet Nasr Housing * #	1,312,842
559,524	National Societe Generale Bank SAE #	3,379,535
3,231,285	Palm Hills Developments SAE * #	1,260,770
2,290,933	Pioneers Holding * #	1,642,069
184,309	Six of October Development & Investment Co. #	1,915,263
5,613,740	Talaat Moustafa Group * #	4,620,868

		28,077,061

Industrial: 13.0%
486,044	ElSewedy Electric Co. #	2,979,702
131,730	Orascom Construction Industries (GDR) #	6,062,464
1,149,262	South Valley Cement Co. #	850,975

		9,893,141

Total Common Stocks: 100.0%
(Cost: $79,957,584)		76,326,376
Other assets less liabilities: 0.0%		17,736

NET ASSETS: 100.0%		$76,344,112

CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $64,635,799 which represents 84.7% of net assets.

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$914,818	$8,702,388	$–	$9,617,206
Communications	–	13,133,558	–	13,133,558
Consumer, Cyclical	–	1,584,656	–	1,584,656
Consumer, Non-cyclical	–	3,431,319	–	3,431,319
Diversified	–	4,766,665	–	4,766,665
Energy	3,036,609	2,786,161	–	5,822,770
Financial	7,739,150	20,337,911	–	28,077,061
Industrial	–	9,893,141	–	9,893,141

Total	$11,690,577	$64,635,799	$–	$76,326,376

See Notes to Financial Statements

GERMANY SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 93.6%
Basic Materials: 7.5%
380	H&R WASAG A.G.	$11,019
1,255	SGL Carbon S.E. * #	71,016
3,519	Symrise A.G. #	112,038

		194,073

Communications: 6.6%
1,196	ADVA AG Optical Networking * #	7,330
850	Comdirect Bank A.G.	9,388
1,537	Constantin Medien A.G. * #	4,084
1,533	Drillisch A.G. #	17,852
3,124	Freenet A.G.	43,273
2,651	QSC A.G. * #	11,540
11,217	Sky Deutschland A.G. * #	60,822
574	Stroer Out-of-Home Media A.G. *	15,945

		170,234

Consumer, Cyclical: 12.0%
1,296	Air Berlin Plc *	5,819
773	BayWa A.G. #	32,302
566	Beter Bed Holding NV #	15,399
121	Bijou Brigitte A.G.	14,912
312	CTS Eventim A.G. #	21,581
154	Delticom A.G. #	16,471
648	Douglas Holding A.G. #	34,009
863	ElringKlinger A.G.	30,617
364	Gerry Weber International A.G.	23,894
329	Grammer A.G. * #	8,211
522	Medion A.G.	9,876
1,782	Praktiker A.G. #	15,121
101	Rational A.G. #	26,657
116	Tipp24 SE * #	5,850
4,705	TUI A.G. * #	51,128

		311,847

Consumer, Non-cyclical: 9.2%
125	Bertrandt A.G. #	9,487
902	Carl Zeiss Meditec A.G. #	20,098
2,783	Evotec A.G. * #	10,281
506	GFK S.E.	26,704
2,726	Micromet, Inc. (USD) *	15,647
625	Morphosys A.G. *	18,476
176	Powerland A.G. *	3,761
224	Sixt A.G. #	12,521
1,753	Stada Arzneimittel A.G. #	68,600
2,967	Wirecard A.G. #	53,091

		238,666

Energy: 2.2%
592	CropEnergies A.G.	4,631
507	Fuchs Petrolub A.G. #	26,284
1,794	Nordex S.E. * #	16,114
396	Solar Millenium A.G. * #	10,487

		57,516

Financial: 12.4%
1,346	Aareal Bank A.G. * #	46,057
1,656	Alstria Office REIT-A.G.	24,970
2,310	CA Immobilien Anlagen A.G. * #	41,914
321	Deutsche Beteiligungs A.G.	9,052
1,358	Deutsche Euroshop A.G. #	53,715
2,315	Deutsche Wohnen A.G.	40,277
681	DIC Asset A.G. #	8,609
7,067	GAGFAH S.A.	51,405
676	GSW Immobilien A.G. *	23,179
2,766	IVG Immobilien A.G. * #	21,659

		320,837

Industrial: 35.4%
279	Asian Bamboo A.G.	10,517
1,097	Aurubis A.G. #	71,377
1,250	Balda A.G. * #	16,531
282	Bauer A.G. #	11,995
938	Canadian Solar, Inc. (USD) *	10,787
1,277	Conergy A.G. Rights (EUR 1.05, expiring 07/12/11) *	349
543	Demag Cranes A.G.	35,356
2,604	Deutz A.G. * #	25,726
323	Duerr A.G. #	13,134
885	Gerresheimer A.G. #	42,244
1,525	Gildemeister A.G. * #	32,053
6,727	Heidelberger Druckmaschinen A.G. *	24,207
506	Indus Holding A.G. #	17,593
1,269	Jenoptik A.G. * #	11,850
3,065	Kloeckner & Co S.E. #	92,315
390	Krones A.G. #	33,035
752	KUKA A.G. *	20,257
856	Leoni A.G. #	50,816
72	Manz Automation A.G. * #	3,433
1,549	MTU Aero Engines Holding A.G. #	123,696
565	NORMA Group *	16,588
303	Pfeiffer Vacuum Technology A.G. #	38,047
213	Phoenix Solar A.G. * #	5,310
1,179	Rheinmetall A.G. #	104,276
892	Rofin-Sinar Technologies, Inc. (USD) *	30,462
303	Roth & Rau A.G. * #	9,021
253	Vossloh A.G. #	35,504
305	VTG A.G.	8,013
622	Wacker Neuson S.E. #	10,727
1,505	Yingli Green Energy Holding Co. Ltd. (ADR) *	13,861

		919,080

Technology: 8.3%
439	Bechtle A.G. #	19,652
275	Centrotherm Photovoltaics A.G. * #	12,140
1,732	Dialog Semiconductor Plc * #	31,585
2,665	Hanwha SolarOne Co. Ltd. (ADR) *	17,003
1,358	Kontron A.G. #	14,489
4,072	Q-Cells A.G. * #	7,738
2,548	Solarworld A.G. #	34,148
575	Suss Microtec A.G. * #	8,365
964	Wincor Nixdorf A.G. #	69,673

		214,793

Total Common Stocks
(Cost: $2,411,109)		2,427,046

PREFERRED STOCKS: 4.5%
Consumer, Non-cyclical: 1.3%
163	Biotest A.G.	11,788
201	Draegerwerk A.G. & Co KGAA	22,439

		34,227

Energy: 2.4%
1,125	Fuchs Petrolub A.G. #	62,601

See Notes to Financial Statements

GERMANY SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

PREFERRED STOCKS (continued)
Industrial: 0.8%
507	Jungheinrich A.G. #	$21,373

Total Preferred Stocks
(Cost: $107,908)		118,201

CLOSED-END FUND: 1.7%
(Cost: $41,601)
577	BB Biotech A.G.	43,811

MONEY MARKET FUND: 0.9%
(Cost: $23,845)
23,845	Dreyfus Government Cash Management Fund	23,845

Total Investments: 100.7%
(Cost: $2,584,463)		2,612,903
Liabilities in excess of other assets: (0.7)%		(18,753)

NET ASSETS: 100.0%		$2,594,150

ADR	American Depositary Receipt
EUR	Euro
USD	United States Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,940,775 which represents 74.8% of net assets.

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$11,019	$183,054	$–	$194,073
Communications	68,606	101,628	–	170,234
Consumer, Cyclical	85,118	226,729	–	311,847
Consumer, Non-cyclical	64,588	174,078	–	238,666
Energy	4,631	52,885	–	57,516
Financial	148,883	171,954	–	320,837
Industrial	170,397	748,683	–	919,080
Technology	17,003	197,790	–	214,793
Preferred Stocks:
Consumer, Non-cyclical	34,227	–	–	34,227
Energy	–	62,601	–	62,601
Industrial	–	21,373	–	21,373
Closed-End Fund	43,811	–	–	43,811
Money Market Fund	23,845	–	–	23,845

Total	$672,128	$1,940,775	$–	$2,612,903

See Notes to Financial Statements

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Bahrain: 4.7%
1,183,641	Ahli United Bank B.S.C.	$852,222
156,412	Bahrain Telecom Co.	185,869
209,109	Gulf Finance House E.C. *	63,778

		1,101,869

Iraq: 1.4%
287,905	DNO International ASA (NOK) * #	330,783

Kuwait: 38.4%
255,000	Boubyan Bank K.S.C. * #	558,986
195,000	Boubyan Petrochemicals Co.	419,508
207,918	Burgan Bank *	386,648
440,000	Gulf Bank K.S.C. *	866,363
65,000	Investment Dar Co. K.S.C. * #	–
504,991	Kuwait Finance House	1,841,353
212,231	Kuwait Investment Projects Co. K.S.C.C.	282,459
495,000	Mobile Telecommunications Co. K.S.C.	1,877,119
436,129	National Bank of Kuwait S.A.K. #	1,859,568
425,000	National Industries Group (Holding) S.A. * #	355,483
120,000	National Investments Co. K.S.C.C. * #	100,798
280,000	Public Warehousing Co. K.S.C.	336,919

		8,885,204

Oman: 4.5%
328,720	Bank Muscat S.A.O.G. #	631,303
126,914	Omani Qatari Telecommunications Co. S.A.O.G. #	222,795
85,555	Renaissance Services S.A.O.G.	188,197

		1,042,295

Qatar: 29.1%
42,148	Barwa Real Estate Co. Q.S.C. #	348,928
26,802	Commercial Bank of Qatar #	532,127
20,523	Doha Bank Q.S.C. #	290,059
159,211	Masraf Al Rayan Q.S.C. * #	1,019,382
10,832	Qatar Electricity & Water Co. Q.S.C. #	429,727
4,504	Qatar Fuel Co. #	314,870
60,657	Qatar Gas Transport Co. Ltd. (Nakilat) #	302,178
23,461	Qatar Islamic Bank S.A.Q. #	504,898
49,734	Qatar National Bank S.A.Q. #	1,928,900
20,593	Qatar Telecom (QTel) Q.S.C.	865,794
91,570	Vodafone Qatar QSC * #	196,794

		6,733,657

United Arab Emirates: 22.1%
729,400	Abu Dhabi Commercial Bank *	595,753
990,737	Air Arabia PJSC #	178,969
446,764	Aldar Properties PJSC * #	151,624
317,387	Arabtec Holding Co. PJSC * #	111,412
1,401,176	Dana Gas PJSC * #	233,590
82,710	DP World Ltd. #	1,021,215
693,222	Dubai Financial Market PJSC * #	221,743
246,866	Dubai Islamic Bank #	135,587
1,294,246	Emaar Properties PJSC #	1,071,094
93,829	First Gulf Bank PJSC #	456,655
310,872	National Bank of Abu Dhabi PJSC #	936,208

		5,113,850

Total Common Stocks
(Cost: $23,464,187)		23,207,658

Principal Amount

CONVERTIBLE BOND: 0.0%
(Cost: $4,372)
$ 1,683	Bank Muscat S.A.O.G. 7.00%, 03/20/14 #	4,895

Number of Shares

MONEY MARKET FUND: 0.3%
(Cost: $54,538)
54,538	Dreyfus Government Cash Management Fund	54,538

Total Investments: 100.5%
(Cost: $23,523,097)		23,267,091
Liabilities in excess of other assets: (0.5)%		(108,958)

NET ASSETS: 100.0%		$23,158,133

NOK	Norwegian Krone
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $14,450,571 which represents 62.4% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	1.8%	$419,508
Communications	14.4	3,348,371
Consumer, Cyclical	2.2	515,888
Consumer, Non-cyclical	4.4	1,021,215
Diversified	1.2	282,459
Energy	4.6	1,067,440
Financial	66.0	15,358,872
Industrial	2.0	466,895
Utilities	3.2	731,905
Money Market Fund	0.2	54,538

	100.0%	$23,267,091

See Notes to Financial Statements

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Bahrain	$1,101,869	$–	$–	$1,101,869
Iraq	–	330,783	–	330,783
Kuwait	6,010,369	2,874,835	–	8,885,204
Oman	188,197	854,098	–	1,042,295
Qatar	865,794	5,867,863	–	6,733,657
United Arab Emirates	595,753	4,518,097	–	5,113,850
Convertible Bond	–	4,895	–	4,895
Money Market Fund	54,538	–	–	54,538

Total	$8,816,520	$14,450,571	$–	$23,267,091

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2011:

Balance as of 12/31/10	$17,815
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	–
Purchases	–
Sales	–
Transfers in and/or out of level 3†	(17,815)

Balance as of 6/30/11	$–

† Security transferred out of Level 3 into level 1, due to increased liquidity

See Notes to Financial Statements

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.1%
Basic Materials: 4.0%
65,417	Adhunik Metaliks Ltd. #	$122,873
340,682	Chambal Fertilizers & Chemicals Ltd. #	616,250
50,969	Deepak Fertilizers & Petrochemicals Corp. Ltd. #	189,986
134,712	Gujarat Narmada Valley Fertilizers Co. Ltd. #	300,009
53,805	Gujarat State Fertilizers & Chemicals Ltd. #	429,678
39,908	Jindal Poly Films Ltd. #	262,347
10,979	Kiri Dyes & Chemicals Ltd.	52,694
371,134	Nagarjuna Fertilizers & Chemicals Ltd. #	297,904
47,098	Uttam Galva Steels Ltd. * #	111,622

		2,383,363

Communications: 6.8%
238,311	Core Projects & Technologies Ltd. #	1,576,122
140,689	Deccan Chronicle Holdings Ltd. * #	218,827
75,403	DEN Networks Ltd. * #	147,505
576,400	Mahanagar Telephone Nigam * #	554,878
360,441	Sterlite Technologies Ltd. #	418,144
1,680,908	Sujana Towers Ltd. * #	1,212,853

		4,128,329

Consumer, Cyclical: 17.7%
1,213,913	Alok Industries Ltd. #	688,282
229,223	Amtek Auto Ltd. #	834,968
193,253	Amtek India Ltd. #	369,343
204,649	Ansal Properties & Infrastructure Ltd. #	195,541
208,386	Arvind Ltd. * #	365,062
30,946	Bata India Ltd. #	424,471
35,145	Bombay Dyeing & Manufacturing Co. Ltd. #	283,040
52,916	Bombay Rayon Fashions Ltd. #	336,181
18,180	Eicher Motors Ltd. #	530,117
410,855	Hotel Leela Venture Ltd. #	381,719
167,790	Kingfisher Airlines Ltd. * #	150,910
4,289	MRF Ltd. #	644,373
242,612	Orbit Corp. Ltd. * #	230,384
412,318	Rajesh Exports Ltd. #	928,235
70,937	Raymond Ltd. * #	581,885
44,423	Reliance MediaWorks Ltd. * #	121,949
219,564	S Kumars Nationwide Ltd. * #	266,539
833,942	Shree Ashtavinyak Cine Vision Ltd.	91,411
43,831	Shree Ganesh Jewellery House Ltd. #	272,699
234,246	SpiceJet Ltd. * #	172,818
32,048	SRF Ltd. #	205,399
26,003	State Trading Corp. India of Ltd. #	122,592
61,382	Timken India Ltd. #	309,526
9,268	TTK Prestige Ltd. #	611,702
434,667	TVS Motor Co. Ltd. #	523,953
56,745	UTV Software Communications Ltd. * #	1,050,267

		10,693,366

Consumer, Non-cyclical: 10.3%
140,912	Aptech Ltd. #	303,301
263,910	Bajaj Hindusthan Ltd. #	421,127
462,748	Balrampur Chini Mills Ltd. * #	647,588
20,225	Dredging Corp. of India Ltd. #	138,890
46,739	Everonn Education Ltd. #	553,004
216,618	KS Oils Ltd. #	107,469
185,903	Kwality Dairy India Ltd. #	571,778
42,166	McLeod Russel India Ltd. #	254,961
134,490	Noida Toll Bridge Co. Ltd. #	76,943
101,761	Orchid Chemicals & Pharmaceuticals Ltd. #	620,655
1,522,309	REI Agro Ltd. #	868,509
232,184	Sterling Biotech Ltd. #	446,797
44,705	Strides Arcolab Ltd. #	337,717
378,915	Sun Pharma Advanced Research Co. Ltd. * #	754,262
99,006	Triveni Turbine Ltd. *	95,536

		6,198,537

Diversified: 6.1%
35,582	Aban Offshore Ltd. #	418,550
80,649	Century Textile & Industries Ltd. #	637,438
97,178	Delta Corp Ltd. #	218,598
77,715	Prakash Industries Ltd. * #	114,493
538,965	Sintex Industries Ltd. #	2,194,476
86,925	Triveni Engineering & Industries Ltd. #	77,177

		3,660,732

Energy: 5.0%
107,559	Chennai Petroleum Corp. Ltd. #	541,838
69,921	Great Offshore Ltd. #	331,032
1,162,484	Gujarat NRE Coke Ltd. #	1,261,506
113,107	Hindustan Oil Exploration Co. Ltd. #	452,853
16,724	Reliance Industrial Infrastructure Ltd. #	201,545
44,649	Shiv-Vani Oil & Gas Exploration Services Ltd. #	221,916

		3,010,690

Financial: 16.2%
45,533	Ackruti City Ltd. #	198,552
227,360	Anant Raj Industries Ltd. #	324,752
324,748	Bank of Maharashtra Ltd. #	411,475
222,563	DB Realty Ltd. * #	352,563
395,217	Development Credit Bank Ltd. * #	530,702
70,442	Dewan Housing Finance Corp. Ltd. #	351,171
65,526	Future Capital Holdings Ltd. #	201,419
1,883,071	IFCI Ltd. #	1,935,036
768,635	India Infoline Ltd. #	1,520,982
217,503	Karnataka Bank Ltd. #	638,219
75,221	OMAXE Ltd. *	217,489
461,023	Parsvnath Developers Ltd. * #	490,581
2,448,749	South Indian Bank Ltd. #	1,318,334
387,608	SREI Infrastructure Finance Ltd.	372,846
215,607	United Bank of India Ltd. * #	464,031
295,889	Vijaya Bank Ltd. #	461,599

		9,789,751

Industrial: 23.3%
64,295	A2Z Maintenance and Engineering Services Ltd. * #	362,710
17,165	ABG Shipyard Ltd. #	135,471
17,154	ARSS Infrastructure Projects Ltd. * #	171,940
22,059	BEML Ltd. #	286,782
30,650	Bharati Shipyard Ltd. #	87,547
98,376	Elecon Engineering Co. Ltd. * #	144,582
271,084	Electrosteel Castings Ltd.	177,984
350,227	Era Infra Engineering Ltd. #	1,339,416
91,546	Escorts Ltd. #	232,516

See Notes to Financial Statements

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Industrial: (continued)
218,425	Gateway Distriparks Ltd. #	$619,827
76,336	HEG Ltd. #	403,392
700,964	Hindustan Construction Co. Ltd. #	501,932
207,084	India Cements Ltd. #	329,791
642,861	IVRCL Infrastructures & Projects Ltd. #	1,009,254
180,476	Jai Corp. Ltd. #	493,435
13,021	Lakshmi Machine Works Ltd. #	611,994
183,346	Madras Cements Ltd. #	335,007
78,118	Maharashtra Seamless Ltd. #	659,066
33,371	Man Infraconstruction Ltd. #	91,848
78,239	Maytas Infra Ltd. * #	257,717
613,209	Mercator Lines Ltd. #	551,541
444,797	Nagarjuna Construction Co. Ltd. #	810,167
50,437	Patel Engineering Ltd. * #	167,910
106,773	Praj Industries Ltd. * #	184,339
436,293	Prism Cement Ltd. #	452,724
1,039,458	Punj Lloyd Ltd. #	1,771,306
52,136	Uflex Ltd. #	241,186
32,663	VIP Industries Ltd. #	561,484
25,665	Walchandnagar Industries Ltd. #	69,305
256,353	Welspun Corp. Ltd. #	995,027

		14,057,200

Technology: 7.1%
110,938	3i Infotech Ltd. #	115,166
311,053	Firstsource Solutions Ltd. * #	124,536
33,780	Glodyne Technoserve Ltd. #	262,605
163,933	GTL Ltd. #	333,902
803,158	Hexaware Technologies Ltd. #	1,256,513
62,279	ICSA India Ltd. #	139,059
380,745	Moser Baer India Ltd. #	333,759
158,999	NIIT Ltd. #	197,425
74,225	NIIT Technologies Ltd. #	298,910
32,745	Persistent Systems Ltd. #	268,063
326,231	Rolta India Ltd. #	943,073

		4,273,011

Utilities: 3.6%
39,905	BF Utilities Ltd. * #	628,956
114,696	Jyoti Structures Ltd. #	218,818
88,676	Kalpataru Power Transmission Ltd. #	248,610
610,776	PTC India Ltd. #	1,090,114

		2,186,498

Total Common Stocks: 100.1% (a)
(Cost: $67,614,478)		60,381,477
Liabilities in excess of other assets: (0.1)%		(33,519)

NET ASSETS: 100.0%		$60,347,958

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $59,373,517 which represents 98.4% of net assets.

(a)	The India Small-Cap Index ETF makes its investments through a wholly owned subsidiary organized in the Republic of Mauritius.

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$52,694	$2,330,669	$–	$2,383,363
Communications	–	4,128,329	–	4,128,329
Consumer, Cyclical	91,411	10,601,955	–	10,693,366
Consumer, Non-cyclical	95,536	6,103,001	–	6,198,537
Diversified	–	3,660,732	–	3,660,732
Energy	–	3,010,690	–	3,010,690
Financial	590,335	9,199,416	–	9,789,751
Industrial	177,984	13,879,216	–	14,057,200
Technology	–	4,273,011	–	4,273,011
Utilities	–	2,186,498	–	2,186,498

Total	$1,007,960	$59,373,517	$–	$60,381,477

See Notes to Financial Statements

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Basic Materials: 4.3%
17,610,000	Aneka Tambang Tbk PT * #	$4,277,853
41,063,500	Borneo Lumbung Energi & Metal Tbk PT * #	6,721,865
21,573,000	Delta Dunia Makmur Tbk PT * #	2,551,301
4,218,000	Delta Dunia Makmur Tbk PT Rights (IDR 900.00, expiring 07/04/11) *	54,105
13,562,000	Indah Kiat Pulp and Paper Corp. Tbk PT * #	2,043,641
11,008,000	International Nickel Indonesia Tbk PT #	5,793,684
2,574,028	Intrepid Mines Ltd. (AUD) * #	3,929,776

		25,372,225

Communications: 8.8%
8,599,500	Indosat Tbk PT #	5,127,158
1,177,357	Telekomunikasi Indonesia Tbk PT (ADR)	40,618,817
8,961,000	XL Axiata Tbk PT #	6,435,416

		52,181,391

Consumer, Cyclical: 11.8%
6,685,500	Astra International Tbk PT #	49,696,448
568,000	Jardine Cycle & Carriage Ltd. (SGD) #	19,942,152

		69,638,600

Consumer, Non-cyclical: 14.5%
1,662,000	Astra Agro Lestari Tbk PT #	4,565,545
38,118,500	Charoen Pokphand Indonesia Tbk PT #	8,863,297
31,927,000	Golden Agri-Resources Ltd. (SGD) #	17,747,053
2,742,000	Gudang Garam Tbk PT #	15,958,590
23,159,500	Indofood Sukses Makmur Tbk PT #	15,567,808
21,441,000	Kalbe Farma Tbk PT #	8,460,521
14,757,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	4,014,782
6,036,000	Unilever Indonesia Tbk PT #	10,504,013

		85,681,609

Diversified: 1.7%
11,084,000	First Pacific Company Ltd. (HKD) #	9,908,332

Energy: 15.7%
67,491,000	Adaro Energy Tbk PT #	19,343,551
960,100	Banpu PCL (THB) #	22,437,528
80,009,500	Bumi Resources Tbk PT #	27,623,751
2,085,500	Indo Tambangraya Megah PT #	10,903,560
7,380,500	Medco Energi Internasional Tbk PT #	2,028,923
4,255,500	Tambang Batubara Bukit Asam Tbk PT #	10,346,632

		92,683,945

Financial: 27.9%
56,813,500	Bank Central Asia Tbk PT #	50,808,578
14,655,372	Bank Danamon Indonesia Tbk PT #	10,283,036
42,627,651	Bank Mandiri Tbk PT #	35,904,898
39,347,432	Bank Negara Indonesia (Persero) Tbk PT #	17,840,010
50,491,500	Bank Rakyat Indonesia Tbk PT #	38,406,138
36,917,500	Bumi Serpong Damai PT #	3,883,076
104,676,500	Lippo Karawaci Tbk PT * #	7,944,688

		165,070,424

Industrial: 10.9%
341,123,000	Bakrie and Brothers Tbk PT * #	2,672,434
9,515,500	Indocement Tunggal Prakarsa Tbk PT #	18,952,209
15,332,000	Semen Gresik Persero Tbk PT #	17,189,024
8,850,469	United Tractors Tbk #	25,770,066

		64,583,733

Utilities: 4.4%
54,986,500	Perusahaan Gas Negara Tbk PT #	25,861,950

Total Common Stocks: 100.0%
(Cost: $507,104,635)		590,982,209
Other assets less liabilities: 0.0%		36,897

NET ASSETS: 100.0%		$591,019,106

ADR	American Depositary Receipt
AUD	Australian Dollar
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $550,309,287 which represents 93.1% of net assets.

See Notes to Financial Statements

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$54,105	$25,318,120	$–	$25,372,225
Communications	40,618,817	11,562,574	–	52,181,391
Consumer, Cyclical	–	69,638,600	–	69,638,600
Consumer, Non-cyclical	–	85,681,609	–	85,681,609
Diversified	–	9,908,332	–	9,908,332
Energy	–	92,683,945	–	92,683,945
Financial	–	165,070,424	–	165,070,424
Industrial	–	64,583,733	–	64,583,733
Utilities	–	25,861,950	–	25,861,950

Total	$40,672,922	$550,309,287	$–	$590,982,209

See Notes to Financial Statements

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 91.1%
Argentina: 1.2%
5,582	Banco Macro S.A. (ADR)	$210,665
6,738	Grupo Financiero Galicia S.A. (ADR)	91,232

		301,897

Brazil: 30.8%
24,900	Aliansce Shopping Centers S.A.	223,368
16,645	American Banknote S.A.	216,508
11,600	Arezzo Industria e Comercio S.A.	162,407
9,200	Autometal S.A.	88,425
23,921	B2W Cia Global Do Varejo	292,604
32,500	BR Properties S.A.	366,514
60,900	Brasil Brokers Participacoes S.A.	297,349
321,650	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais S.A. *	144,270
6,647	Brookfield Incorporacoes S.A.	32,497
2,150	Brookfield Incorporacoes S.A. Receipt *	10,608
17,250	Cia de Saneamento de Minas Gerais-COPA S.A.	345,962
35,450	Drogasil S.A.	248,274
16,000	Equatorial Energia S.A.	120,565
8,100	Estacio Participacoes S.A.	104,270
22,800	Eternit S.A.	139,373
55,100	Even Construtora e Incorporadora S.A.	279,975
14,050	EZ TEC Empreendimentos e Participacoes S.A.	152,145
15,500	Fleury S.A. *	226,643
41,250	GP Investments Ltd. (BDR) *	161,231
24,000	Grendene S.A.	138,250
11,600	Iguatemi Empresa de Shopping Centers S.A.	284,602
13,550	Industrias Romi S.A.	58,605
28,200	Inpar S.A. *	46,619
18,750	Iochpe Maxion S.A.	254,461
25,800	JHSF Participacoes S.A.	78,525
16,450	Julio Simoes Logistica S.A.	121,215
17,000	Login Logistica Intermodal S.A. *	80,063
9,100	LPS Brasil Consultoria de Imoveis S.A.	218,659
110	LPS Brasil Consultoria de Imoveis S.A. Rights (BRL 39.43, expiring 07/29/11) *	–
9,550	Lupatech S.A. *	72,329
57,700	Magnesita Refratarios S.A. *	284,683
24,400	Mills Estruturas e Servicos de Engenharia S.A. *	351,776
10,150	Minerva S.A.	31,868
128,580	Mirabela Nickel Ltd. (AUD) * #	243,067
8,750	Obrascon Huarte Lain Brasil S.A.	372,561
75,350	Paranapanema S.A.	247,682
22,800	Plascar Participacoes Industriais S.A. *	35,793
7,550	Positivo Informatica S.A.	34,348
15,250	Raia S.A. *	252,595
15,900	Redentor Energia S.A.	70,807
7,250	Rodobens Negocios Imobiliarios S.A.	64,108
53,050	Rossi Residencial S.A.	429,322
15,150	SLC Agricola S.A.	179,783
7,800	Sonae Sierra Brasil S.A.	120,900
12,400	T4F Entretenimento S.A. *	111,871
6,500	Tegma Gestao Logistica S.A.	105,331
25,850	Tereos Internacional S.A.	49,691

		7,952,502

Canada: 19.2%
36,851	Alamos Gold, Inc.	610,203
45,686	Aura Minerals, Inc. *	94,740
53,321	AuRico Gold, Inc. (USD) *	585,998
80,578	B2Gold Corp. *	272,367
23,813	Bear Creek Mining Corp. *	95,059
12,219	C&C Energia Ltd *	124,160
156,022	Canacol Energy Ltd. *	171,479
59,853	Capstone Mining Corp. *	222,793
24,645	Continental Gold Ltd. *	187,562
25,978	Endeavour Silver Corp. (USD) *	218,215
25,771	Exeter Resource Corp. (USD) *	107,723
26,171	Extorre Gold Mines Ltd. *	336,754
31,641	First Majestic Silver Corp. *	585,282
38,833	Fortuna Silver Mines, Inc. *	202,933
78,924	Gran Tierra Energy, Inc. (USD) *	521,688
13,930	MAG Silver Corp. (USD) *	139,021
25,235	Minefinders Corp. (USD) *	328,307
62,223	Minera Andes, Inc.	160,646

		4,964,930

Chile: 12.8%
13,739	Administradora de Fondos de Pensiones Provida S.A.	64,969
92,508	AFP Habitat	116,192
101,395	Besalco S.A.	179,858
1,324,033	Cia Pesquera Camanchaca S.A. *	184,149
676,046	Cia Sudamericana de Vapores S.A. *	424,708
49,323	Empresas Hites S.A.	61,634
720,745	Empresas Iansa S.A. *	67,471
79,307	Empresas La Polar S.A.	119,041
137,167	Inversiones Aguas Metropolitanas S.A.	209,852
666,545	Masisa S.A.	93,275
116,998	Multiexport Foods S.A.	48,316
8,397,080	Norte Grande S.A.	146,435
115,322	Parque Arauco S.A.	257,861
222,331	Ripley Corp. S.A.	276,825
76,758	Salfacorp S.A.	289,721
7,097,548	Sociedad de Inversiones Oro Blanco S.A.	139,567
115,602	Sonda S.A.	318,842
111,996	Vina Concha y Toro S.A.	300,773

		3,299,489

Luxembourg: 0.3%
7,760	Adecoagro S.A. (USD) *	86,602

Mexico: 17.5%
183,450	Alsea S.A.B de C.V.	186,920
221,300	Axtel S.A.B. de C.V. *	122,666
162,700	Bolsa Mexicana de Valores S.A.B. de C.V.	326,831
83,650	Cia Minera Autlan S.A.B de C.V. *	183,253
360,900	Consorcio ARA S.A.B. de C.V.	182,477
175,300	Corp GEO S.A.B de C.V. *	404,245
4,822	Desarrolladora Homex S.A.B. de C.V. (ADR) *	121,659
114,800	Empresas ICA S.A.B. de C.V. *	265,123

See Notes to Financial Statements

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Mexico: (continued)
25,200	Gruma, S.A. de C.V. (Class B) *	$52,300
226,600	Grupo Aeromexico S.A.B. de C.V. *	529,317
53,200	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	114,047
13,234	Grupo Aeroportuario del Pacifico S.A.B. de C.V. (ADR)	542,065
6,452	Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADR)	380,281
40,700	Grupo Famsa S.A.B. de C.V. *	69,522
63,500	Grupo Simec S.A.B de C.V. *	160,045
40,350	Industrias CH S.A.B. de C.V. *	151,633
907,000	TV Azteca S.A. de C.V.	739,792

		4,532,176

Panama: 0.6%
8,876	Banco Latinoamericano de Comercio Exterior S.A. (USD)	153,732

Peru: 0.5%
141,063	Ferreyros S.A.	134,419

Puerto Rico: 1.2%
14,298	Oriental Financial Group, Inc.	184,301
6,193	Triple-S Management Corp. *	134,574

		318,875

United Kingdom: 2.6%
25,363	Silver Standard Resources, Inc. (USD) *	676,938

United States: 4.4%
28,127	BPZ Resources, Inc. *	92,257
14,877	Gold Resource Corp.	370,884
10,296	Harvest Natural Resources, Inc. *	113,565
36,766	International Minerals Corp. * #	286,958
24,492	Jaguar Mining, Inc. *	117,072
7,484	Superior Industries International, Inc.	165,471

		1,146,207

Total Common Stocks
(Cost: $23,084,266)		23,567,767

PREFERRED STOCKS: 9.1%
Brazil: 8.4%
15,600	Banco ABC Brasil S.A. *	114,952
18,200	Banco Daycoval S.A.	114,286
19,550	Banco Industrial e Comercial S.A.	124,016
16,850	Banco Panamericano S.A. *	65,321
7,350	Centrais Eletricas de Santa Catarina S.A.	192,716
12,950	Cia de Ferro Ligas da Bahia	90,363
69,140	Confab Industrial S.A. *	191,828
10,600	Contax Participacoes S.A. *	154,383
9,800	Kroton Educacional S.A. *	126,217
80,550	Marcopolo S.A.	360,776
39,800	Randon Implementos e Participacoes S.A.	315,717
25,250	Sao Paulo Alpargatas S.A. *	194,312
5,350	Saraiva S.A. Livreiros Editores	105,276
6,735	Telecomunicacoes Brasileiras S.A. *	25,548

		2,175,711

Mexico: 0.7%
97,200	Controladora Comercial Mexicana S.A.B de C.V. *	162,546

Total Preferred Stocks
(Cost: $2,144,577)		2,338,257

Total Investments: 100.2%
(Cost: $25,228,843)		25,906,024
Liabilities in excess of other assets: (0.2)%		(46,476)

NET ASSETS: 100.0%		$25,859,548

ADR	American Depositary Receipt
AUD	Australian Dollar
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
USD	United States Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $530,025 which represents 2.0% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	25.5%	$6,617,140
Communications	5.0	1,285,886
Consumer, Cyclical	16.5	4,274,062
Consumer, Non-cyclical	10.4	2,687,885
Energy	4.8	1,239,748
Financial	17.6	4,553,702
Industrial	15.4	3,988,857
Technology	1.2	318,842
Utilities	3.6	939,902

	100.0%	$25,906,024

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Argentina	$301,897	$–	$–	$301,897
Brazil	7,709,435	243,067	–	7,952,502
Canada	4,964,930	–	–	4,964,930
Chile	3,299,489	–	–	3,299,489
Luxembourg	86,602	–	–	86,602
Mexico	4,532,176	–	–	4,532,176
Panama	153,732	–	–	153,732
Peru	134,419	–	–	134,419
Puerto Rico	318,875	–	–	318,875
United Kingdom	676,938	–	–	676,938
United States	859,249	286,958	–	1,146,207
Preferred Stocks:
Brazil	2,175,711	–	–	2,175,711
Mexico	162,546	–	–	162,546

Total	$25,375,999	$530,025	$–	$25,906,024

See Notes to Financial Statements

POLAND ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Basic Materials: 8.5%
97,717	KGHM Polska Miedz S.A. * #	$7,011,867

Communications: 10.3%
143,887	Cyfrowy Polsat S.A. *	864,800
758,201	Netia S.A. * #	1,591,730
635,060	Telekomunikacja Polska S.A. #	3,857,744
367,780	TVN S.A. #	2,178,933

		8,493,207

Consumer, Non-cyclical: 7.6%
10,134,802	Bioton S.A. *	553,754
164,583	Central European Distribution Corp. (USD) * †	1,843,330
200,929	Jeronimo Martins, SGPS, S.A. #	3,858,176

		6,255,260

Energy: 13.6%
148,542	Grupa LOTOS S.A. * #	2,443,000
265,421	Polski Koncern Naftowy Orlen S.A. * #	5,005,954
2,452,200	Polskie Gornictwo Naftowe I Gazownictwo S.A. #	3,758,218

		11,207,172

Financial: 39.6%
79,491	Bank Handlowy w Warszawie S.A. #	2,517,929
1,003,673	Bank Millennium S.A. #	1,974,309
90,028	Bank Pekao S.A. #	5,322,096
30,726	BRE Bank S.A. * #	3,642,124
781,994	Getin Holding S.A. * #	3,639,701
389,708	Globe Trade Centre S.A. * #	2,640,898
423,355	PKO Bank Polski S.A. #	6,473,277
42,198	Powszechny Zaklad Ubezpieczen S.A. #	5,762,655
29,441	Warsaw Stock Exchange * #	557,743

		32,530,732

Industrial: 3.9%
273,817	Cersanit S.A. *	992,416
15,416	PBG S.A. * #	778,606
1,230,187	Polimex-Mostostal S.A. #	1,442,634

		3,213,656

Technology: 4.0%
181,781	Asseco Poland S.A. #	3,282,314

Utilities: 12.5%
311,534	Enea S.A. *	2,042,623
513,967	Polska Grupa Energetyczna S.A. #	4,491,137
1,562,822	Tauron Polska Energia S.A. #	3,749,251

		10,283,011

Total Common Stocks
(Cost: $76,466,901)		82,277,219

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 2.0%
(Cost: $1,637,911)
1,637,911	Bank of New York Overnight Government Fund	1,637,911

Total Investments: 102.0% (Cost: $78,104,812)		83,915,130
Liabilities in excess of other assets: (2.0)%		(1,678,415)

NET ASSETS: 100.0%		$82,236,715

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,582,364.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $75,980,296 which represents 92.4% of net assets.

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$–	$7,011,867	$–	$7,011,867
Communications	864,800	7,628,407	–	8,493,207
Consumer, Non-cyclical	2,397,084	3,858,176	–	6,255,260
Energy	–	11,207,172	–	11,207,172
Financial	–	32,530,732	–	32,530,732
Industrial	992,416	2,221,240	–	3,213,656
Technology	–	3,282,314	–	3,282,314
Utilities	2,042,623	8,240,388	–	10,283,011
Money Market Fund	1,637,911	–	–	1,637,911

Total	$7,934,834	$75,980,296	$–	$83,915,130

See Notes to Financial Statements

RUSSIA ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.5%
Basic Materials: 25.9%
211,119	Akron JSC (USD)	$10,102,802
1,938,512	Evraz Group S.A. (GDR) * † # Reg S	60,352,059
7,492,222	JSC MMC Norilsk Nickel (ADR) * † #	196,325,429
3,805,421	Magnitogorsk Iron & Steel Works (GDR) * † # Reg S	43,382,743
1,842,909	Mechel OAO (ADR)	44,027,096
2,653,256	Novolipetsk Steel (GDR) † #	103,461,720
1,768,093	Polymetal (GDR) * † # Reg S	34,109,364
1,687,887	Polyus Gold Co. (ADR) †	52,999,652
4,461,200	Severstal (GDR) † # Reg S	82,400,916
67,252,000	United Company RUSAL Plc (HKD) * † #	92,578,742
1,880,999	Uralkali (GDR) * † # Reg S	84,587,270

		804,327,793

Communications: 10.2%
696,174	CTC Media, Inc. (USD)	14,842,430
4,574,135	Mobile TeleSystems OJSC (ADR)	87,000,048
9,897,872	Rostelecom	66,872,181
2,136,105	Sistema JSFC (GDR) † # Reg S	54,973,734
7,210,019	VimpelCom Ltd. (ADR)	91,999,842

		315,688,235

Consumer, Cyclical: 0.4%
4,916,865	Aeroflot - Russian Airlines OJSC (USD)	12,210,538

Consumer, Non-cyclical: 4.0%
1,969,526	Magnit OAO (GDR) * # Reg S	61,893,268
464,800	Pharmacy Chain 36.6 OAO (USD) *	1,492,201
669,249	Pharmstandard (GDR) * † # Reg S	15,333,882
1,202,304	X5 Retail Group N.V. (GDR) * #	47,092,157

		125,811,508

Energy: 37.2%
4,197,961	Gazprom Neft OAO (ADR) † #	98,877,720
823,500	Intergra Group (GDR) * #	2,649,647
3,173,595	Lukoil (ADR) #	202,166,129
1,104,735	Novatek OAO (GDR) † # Reg S	152,776,807
16,531,564	OAO Gazprom (ADR) * #	241,326,961
3,456,806	Raspadskaya *	20,339,929
26,142,582	Rosneft Oil Co. (GDR) * #	220,390,750
14,536,240	Surgutneftegaz (ADR) * † #	143,947,515
1,607,538	Tatneft (ADR) # Reg S	69,336,041

		1,151,811,499

Financial: 12.6%
2,280,645	LSR Group (GDR) † # Reg S	18,021,399
2,183,727	PIK Group (GDR) * † # Reg S	8,338,457
61,958,619	Sberbank RF	222,144,140
22,821,618	VTB Bank OJSC (GDR) † # Reg S	140,925,682

		389,429,678

Industrial: 1.4%
700,071	Globaltrans Investment Plc (GDR)	12,999,044
1,136,870	Novorossiysk Commercial Sea Port (GDR) * † # Reg S	10,209,093
1,037,709	OAO TMK (GDR) † #	19,378,813

		42,586,950

Utilities: 7.8%
5,560,634,571	Federal Grid Co. Unified Energy System JSC (USD)	74,234,471
190,218,869	IDGC Holding JSC *	24,963,563
12,807,798,426	Inter RAO UES	17,136,834
7,410,870	Irkutsk Electric Grid Company Ltd. * # §	267,866
175,975,886	Mosenergo OAO	15,787,325
289,765,506	OGK-1 OAO *	9,303,791
144,921,924	OGK-2 OAO	6,736,551
279,127,004	OGK-4 OJSC (USD) *	25,105,520
142,939,930	OGK-6 OAO	5,595,098
12,852,175	RusHydro (ADR) † #	61,828,871

		240,959,890

Total Common Stocks
(Cost: $2,796,119,245)		3,082,826,091

Total Investments Before Collateral for Securities Loaned: 99.5%
(Cost: $2,796,119,245)		3,083,188,316

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.5%
755,388	Bank of New York Institutional Cash Reserve Series B (a) #	197,345
139,903,819	Bank of New York Overnight Government Fund	139,903,819

Total Short-term Investments held as Collateral for Securities Loaned
(Cost: $140,659,207)		140,101,164

OTHER: 0.0%
(Cost: $0)
0	Capital Support Agreement (a) #	362,225

Total Investments: 104.0%
(Cost: $2,936,778,452)		3,223,289,480
Liabilities in excess of other assets: (4.0)%		(125,159,159)

NET ASSETS: 100.0%		$3,098,130,321

See Notes to Financial Statements

RUSSIA ETF

SCHEDULE OF INVESTMENTS
(continued)

ADR GDR HKD USD	American Depositary Receipt Global Depositary Receipt Hong Kong Dollar United States Dollar
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of June 30, 2011.

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $133,953,857.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,257,283,512 which represents 72.9% of net assets.

§	Illiquid Security — the aggregate value of illiquid securities is $267,866 which represents 0.0% of net assets.
Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$107,129,550	$697,198,243	$–	$804,327,793
Communications	260,714,501	54,973,734	–	315,688,235
Consumer, Cyclical	12,210,538	–	–	12,210,538
Consumer, Non-cyclical	1,492,201	124,319,307	–	125,811,508
Energy	20,339,929	1,131,471,570	–	1,151,811,499
Financial	222,144,140	167,285,538	–	389,429,678
Industrial	23,208,137	19,378,813	–	42,586,950
Utilities	178,863,153	61,828,871	267,866	240,959,890
Money Market Funds	139,903,819	197,345	–	140,101,164
Capital Support Agreement	–	–	362,225	362,225

Total	$966,005,968	$2,256,653,421	$630,091	$3,223,289,480

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2011:

Balance as of 12/31/10	$466,372
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	163,719
Purchases	–
Sales	–
Transfers in and/or out of level 3	–

Balance as of 6/30/11	$630,091

See Notes to Financial Statements

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 94.0%
Basic Materials: 9.5%
1,380	Akron JSC (USD)	$66,038
31,254	High River Gold Mines Ltd. (CAD) *	37,890
14,785	Highland Gold Mining Ltd. (GBP) * #	42,267
120,000	IRC Ltd. (HKD) * #	27,549
13,363	Petropavlovsk Plc (GBP) #	156,636

		330,380

Communications: 4.3%
6,933	CTC Media, Inc. (USD)	147,812

Consumer, Cyclical: 3.3%
24,500	Aeroflot - Russian Airlines OJSC (USD)	60,843
47,800	AvtoVAZ (USD) *	54,429

		115,272

Consumer, Non-cyclical: 21.1%
9,318	Central European Distribution Corp. (USD) *	104,362
31,163	ITE Group Plc (GBP) #	109,208
21,627	O’Key Group S.A. (GDR) * #	238,924
8,820	Pharmacy Chain 36.6 OAO (USD) *	28,316
10,875	Pharmstandard (GDR) * # Reg S	249,169

		729,979

Energy: 8.2%
8,271	Alliance Oil Co Ltd. * #	144,113
3,115	Exillon Energy Plc (GBP) * #	21,749
15,802	Heritage Oil Ltd. (GBP) *	55,660
19,220	Intergra Group (GDR) * #	61,841

		283,363

Financial: 13.9%
34,230	LSR Group (GDR) # Reg S	270,482
21,067	PIK Group (GDR) * # Reg S	80,443
66,564	Raven Russia Ltd. (GBP)	61,448
12,383	Vostok Nafta Investment Ltd. * #	70,129

		482,502

Industrial: 16.8%
7,625	Globaltrans Investment Plc (GDR)	141,582
15,819	Hydraulic Machines and Systems Group Plc (GDR) *	110,733
25,336	Novorossiysk Commercial Sea Port (GDR) * Reg S	227,517
667	Vsmpo-Avisma Corp. (USD)	103,046

		582,878

Utilities: 16.9%
143,486,000	Inter RAO UES (USD)	191,984
3,770	Krasnoyarsk Hydro-Power Plant (USD) *	22,926
821,000	Mosenergo OAO (USD)	73,654
2,074,000	OGK-1 OAO (USD) *	66,592
1,939,000	OGK-2 OAO (USD)	90,133
756,000	OGK-6 OAO (USD)	29,592
122,133,000	TGK-1 OAO (USD)	63,021
981,000	WGC-3 OJSC (USD) *	47,125

		585,027

Total Common Stocks
(Cost: $3,540,631)		3,257,213

PREFERRED STOCK: 5.8%
Energy: 5.8%
140	AK Transneft OAO (USD)	202,008

MONEY MARKET FUND: 0.9%
(Cost: $31,046)
31,046	Dreyfus Government Cash Management Fund	31,046

Total Investments: 100.7%
(Cost: $3,782,945)		3,490,267

Liabilities in excess of other assets: (0.7)%		(25,176)

NET ASSETS: 100.0%		$3,465,091

CAD GBP	Canadian Dollar British Pound
GDR HKD USD	Global Depositary Receipt Hong Kong Dollar United States Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,472,510 which represents 42.5% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$103,928	$226,452	$–	$330,380
Communications	147,812	–	–	147,812
Consumer, Cyclical	115,272	–	–	115,272
Consumer, Non-cyclical	132,678	597,301	–	729,979
Energy	55,660	227,703	–	283,363
Financial	61,448	421,054	–	482,502
Industrial	582,878	–	–	582,878
Utilities	585,027	–	–	585,027
Preferred Stocks*	202,008	–	–	202,008
Money Market Fund	31,046	–	–	31,046

Total	$2,017,757	$1,472,510	$–	$3,490,267

* See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

VIETNAM ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 95.0%
Basic Materials: 6.0%
2,911,344	Hoa Sen Group	$1,442,590
9,753,760	PetroVietnam Fertilizer & Chemical JSC #	15,424,557

		16,867,147

Communications: 0.7%
866,990	FPT Corp. #	2,023,928

Consumer, Cyclical: 2.5%
280,640	Minor International PCL Warrants (THB 13.00, expiring 05/18/13) *	22,835
3,523,015	Parkson Holdings Bhd (MYR) #	7,032,880

		7,055,715

Consumer, Non-cyclical: 5.9%
13,577,400	Charoen Pokphand Foods (THB) #	13,073,090
9,503,700	Minor International PCL (THB) #	3,535,519

		16,608,609

Energy: 21.0%
2,165,308	Oil and Natural Gas Corp. Ltd. (INR) #	13,308,637
11,229,418	Petrovietnam Construction Co. #	6,448,291
3,297,376	PetroVietnam Drilling & Well Services JSC #	6,326,843
1,687,422	Premier Oil PLC (GBP) * #	12,112,658
1,289,725	Soco International Plc (GBP) * #	7,355,150
654,991	Talisman Energy, Inc. (CAD)	13,444,588

		58,996,167

Financial: 39.9%
13,347,057	Bank for Foreign Trade of Vietnam JSC *	17,960,334
5,567,726	Bao Viet Holdings	21,232,280
4,173,402	HAGL JSC	7,906,858
9,095,900	Kim Long Securities Corp. *	4,816,386
7,861,130	Kinh Bac City Development Share Holding Corp. *	6,377,502
11,277,190	Ocean Group JSC	7,067,076
7,854,892	PetroVietnam Finance JSC * #	7,295,186
50	Saigon-Hanoi Commercial Joint Stock Bank	20
11,905,041	Tan Tao Investment Industry Corp. * #	6,142,478
17,967,762	VietNam Joint Stock Commercial Bank for Industry and Trade	23,741,711
1,460,400	Vincom JSC	9,719,446

		112,259,277

Industrial: 17.3%
2,746,391	Development Investment Construction Corp.	2,441,533
10,520,487	Gamuda Bhd (MYR) #	13,433,085
2,133,586	Gemadept Corp. *	2,643,014
4,640,055	Hoa Phat Group JSC	6,897,531
10,766,400	Petroleum Technical Services Corp.	9,937,411
2,091,960	Refrigeration Electrical Engineering Corp. #	1,140,505
1,890,720	Song Da Urban & Industrial Zone Investment & Development JSC	2,893,256
14,172,897	Viet Nam Construction & Import-Export JSC #	9,390,574

		48,776,909

Utilities: 1.7%
11,757,690	Pha Lai Thermal Power JSC	4,626,538

Total Common Stocks
(Cost: $297,462,265)		267,214,290

CLOSED-END FUND: 1.1%
(Cost: $3,372,267)
2,050,381	VinaCapital Vietnam Opportunity Fund * #	3,208,505

MONEY MARKET FUND: 0.1%
(Cost: $339,310)
339,310	Dreyfus Government Cash Management Fund	339,310

Total Investments: 96.2%
(Cost: $301,173,842)		270,762,105
Other assets less liabilities: 3.8%		10,639,143

NET ASSETS: 100.0%		$281,401,248

CAD	Canadian Dollar
GBP	British Pound
INR	Indian Rupee
MYR	Malaysian Ringgit
THB	Thai Baht
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $127,251,886 which represents 45.2% of net assets.

See Notes to Financial Statements

VIETNAM ETF

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$1,442,590	$15,424,557	$–	$16,867,147
Communications	–	2,023,928	–	2,023,928
Consumer, Cyclical	22,835	7,032,880	–	7,055,715
Consumer, Non-cyclical	–	16,608,609	–	16,608,609
Energy	13,444,588	45,551,579	–	58,996,167
Financial	98,821,613	13,437,664	–	112,259,277
Industrial	24,812,745	23,964,164	–	48,776,909
Utilities	4,626,538	–	–	4,626,538
Closed-End Fund	–	3,208,505	–	3,208,505
Money Market Fund	339,310	–	–	339,310

Total	$143,510,219	$127,251,886	$–	$270,762,105

See Notes to Financial Statements

ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.9%
Canada: 4.1%
52,320	Progressive Waste Solutions Ltd. (USD)	$1,302,768

France: 10.3%
115,933	Veolia Environnement S.A. (ADR) †	3,285,541

United States: 85.5%
76,418	Calgon Carbon Corp. *	1,299,106
105,252	Casella Waste Systems, Inc. *	642,037
13,111	Clean Harbors, Inc. *	1,353,711
81,258	Covanta Holding Corp.	1,339,944
74,208	Darling International, Inc. *	1,313,482
99,740	Fuel Tech, Inc. *	661,276
45,485	Layne Christensen Co. *	1,380,015
108,899	Metalico, Inc. *	642,504
49,047	Nalco Holding Co.	1,363,997
152,038	Newpark Resources, Inc. *	1,378,985
448,821	Perma-Fix Environmental Services, Inc. *	623,861
610,056	Rentech, Inc. * †	646,659
102,537	Republic Services, Inc.	3,163,267
41,426	Shaw Group, Inc. *	1,251,480
36,183	Stericycle, Inc. *	3,224,629
57,923	Tetra Tech, Inc. *	1,303,268
76,108	US Ecology, Inc.	1,301,447
41,796	Waste Connections, Inc.	1,326,187
85,327	Waste Management, Inc.	3,180,137

		27,395,992

Total Common Stocks
(Cost: $31,739,471)		31,984,301

MONEY MARKET FUND: 0.2%
(Cost: $54,870)
54,870	Dreyfus Government Cash Management Fund	54,870

Total Investments Before Collateral for Securities Loaned: 100.1%
(Cost: $31,794,341)		32,039,171

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.4%
87,523	Bank of New York Institutional Cash Reserve Series B (a) #	22,865
1,402,721	Bank of New York Overnight Government Fund	1,402,721

Total Short-term Investments held as Collateral for Securities Loaned
(Cost: $1,490,244)		1,425,586

OTHER: 0.1%
(Cost: $0)
0	Capital Support Agreement (a) #	41,969

Total Investments: 104.6%
(Cost: $33,284,585)		33,506,726
Liabilities in excess of other assets: (4.6)%		(1,486,369)

NET ASSETS: 100.0%		$32,020,357

ADR	American Depositary Receipt
USD	United States Dollar
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of June 30, 2011.

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,430,183.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $64,834 which represents 0.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Alternative Waste Technology	10.2%	$3,259,247
Building & Construction	4.3	1,380,015
Energy - Alternate Sources	4.2	1,339,944
Engineering / R&D Services	3.9	1,251,480
Environment Consulting & Engineering	4.1	1,303,268
Hazardous Waste Disposal	20.3	6,503,648
Non - hazardous Waste Disposal	30.0	9,614,396
Oil - Field Services	4.3	1,378,985
Pollution Control	2.1	661,276
Recycling	2.0	642,504
Water	10.2	3,285,541
Water Treatment Systems	4.2	1,363,997
Money Market Fund	0.2	54,870

	100.0%	$32,039,171

See Notes to Financial Statements

ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks*	$31,984,301	$–	$–	$31,984,301
Money Market Funds	1,457,591	22,865	–	1,480,456
Capital Support Agreement	–	–	41,969	41,969

Total	$33,441,892	$22,865	$41,969	$33,506,726

* See Schedule of Investments for security type and geographic sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2011:

Balance as of 12/31/10	$36,923
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	5,046
Purchases	–
Sales	–
Transfers in and/or out of level 3	–

Balance as of 6/30/11	$41,969

See Notes to Financial Statements

GAMING ETF

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.8%
Australia: 9.9%
494,893	Aristocrat Leisure Ltd. † #	$1,287,718
192,916	Consolidated Media Holdings Ltd. #	539,706
552,292	Crown Ltd. #	5,299,423
787,339	TABCORP Holdings Ltd. #	2,780,205
1,515,877	Tatts Group Ltd. #	3,906,660

		13,813,712

Canada: 0.4%
69,729	Great Canadian Gaming Corp. *	554,162

China / Hong Kong: 17.6%
5,836,000	China LotSynergy Holdings Ltd. * #	163,573
1,164,240	Galaxy Entertainment Group Ltd. * #	2,504,525
6,586,000	Golden Resorts Group Ltd. * #	934,226
252,254	Melco Crown Entertainment Ltd. (ADR) * †	3,221,284
714,000	Nagacorp Ltd. #	174,942
2,747,600	Sands China Ltd. * #	7,447,934
2,024,000	SJM Holdings Ltd. #	4,815,132
1,652,400	Wynn Macau Ltd. #	5,411,532

		24,673,148

Germany: 0.2%
5,077	Tipp24 SE * #	256,035

Greece: 2.9%
129,813	Intralot S.A. #	276,875
242,024	OPAP S.A. #	3,779,158

		4,056,033

Ireland: 2.2%
55,963	Paddy Power Plc	3,047,539

Italy: 1.3%
79,609	Lottomatica S.p.A. * #	1,543,834
66,234	Snai S.p.A. * #	235,124

		1,778,958

Japan: 3.0%
157	Fields Corp. #	260,953
44,508	Heiwa Corp. #	686,314
11,265	Mars Engineering Corp. #	176,423
61,073	Sankyo Co. Ltd. #	3,145,529

		4,269,219

Malaysia: 10.5%
681,151	Berjaya Sports Toto Bhd #	1,013,366
2,572,638	Genting Bhd #	9,582,118
3,487,198	Genting Malaysia Bhd #	4,165,108

		14,760,592

New Zealand: 1.4%
661,117	Sky City Entertainment Group Ltd. #	1,980,777

South Africa: 1.0%
108,220	Sun International Ltd.	1,462,303

South Korea: 3.0%
141,146	Kangwon Land, Inc. #	3,789,322
65,454	Paradise Co. Ltd. #	425,968

		4,215,290

Sweden: 1.0%
33,156	Betsson A.B. * #	795,415
28,521	Unibet Group Plc * #	620,740

		1,416,155

United Kingdom: 8.3%
157,383	888 Holdings Plc * †	87,171
739,270	Bwin.Party Digital Entertainment Plc * #	1,777,941
416,402	IG Group Holdings Plc #	2,914,059
1,043,539	Ladbrokes Plc #	2,553,859
166,193	Playtech Ltd. #	910,573
484,435	Sportingbet Plc #	429,180
806,208	William Hill Plc #	2,956,816

		11,629,599

United States: 37.1%
37,040	Ameristar Casinos, Inc.	878,218
49,580	Bally Technologies, Inc. *	2,016,914
64,462	Boyd Gaming Corp. * †	560,819
13,633	Churchill Downs, Inc.	614,576
74,145	Global Cash Access Holdings, Inc. *	235,781
344,747	International Game Technology	6,060,652
22,846	Isle of Capri Casinos, Inc. *	202,187
402,234	Las Vegas Sands Corp. *	16,978,297
320,142	MGM Mirage * †	4,229,076
77,020	Penn National Gaming, Inc. *	3,106,987
71,178	Pinnacle Entertainment, Inc. *	1,060,552
73,024	Scientific Games Corp. *	755,068
62,211	Shuffle Master, Inc. *	581,984
65,816	WMS Industries, Inc. * †	2,021,868
87,483	Wynn Resorts Ltd.	12,557,310

		51,860,289

Total Common Stocks
(Cost: $91,581,294)		139,773,811

MONEY MARKET FUND: 0.1%
(Cost: $93,587)
93,587	Dreyfus Government Cash Management Fund	93,587

Total Investments Before Collateral for Securities Loaned: 99.9%
(Cost: $91,674,881)		139,867,398

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 3.7%
715	Bank of New York Institutional Cash Reserve Series B (a) #	187
5,100,306	Bank of New York Overnight Government Fund	5,100,306

Total Short-term Investments held as Collateral for Securities Loaned
(Cost: $5,101,021)		5,100,493

OTHER: 0.0%
(Cost: $0)
0	Capital Support Agreement (a) #	342

Total Investments: 103.6%
(Cost: $96,775,902)		144,968,233
Liabilities in excess of other assets: (3.6)%		(4,996,805)

NET ASSETS: 100.0%		$139,971,428

See Notes to Financial Statements

GAMING ETF

SCHEDULE OF INVESTMENTS
(continued)

ADR	American Depositary Receipt
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of June 30, 2011.

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,920,479.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $79,541,592 which represents 56.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Casino Hotels	61.5%	$85,992,346
Casino Services	10.8	15,136,570
Commercial Services - Finance	0.2	235,781
Computer Software	0.6	910,573
Finance - Other Services	2.1	2,914,059
Gambling (Non-Hotel)	12.3	17,190,513
Internet Gambling	2.8	3,945,571
Leisure & Recreation Products	1.6	2,282,821
Lottery Services	4.9	6,904,308
Multimedia	0.4	539,706
Racetracks	2.7	3,721,563
Money Market Fund	0.1	93,587

	100.0%	$139,867,398

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Australia	$–	$13,813,712	$–	$13,813,712
Canada	554,162	–	–	554,162
China / Hong Kong	3,221,284	21,451,864	–	24,673,148
Germany	–	256,035	–	256,035
Greece	–	4,056,033	–	4,056,033
Ireland	3,047,539	–	–	3,047,539
Italy	–	1,778,958	–	1,778,958
Japan	–	4,269,219	–	4,269,219
Malaysia	–	14,760,592	–	14,760,592
New Zealand	–	1,980,777	–	1,980,777
South Africa	1,462,303	–	–	1,462,303
South Korea	–	4,215,290	–	4,215,290
Sweden	–	1,416,155	–	1,416,155
United Kingdom	87,171	11,542,428	–	11,629,599
United States	51,860,289	–	–	51,860,289
Money Market Funds	5,193,893	187	–	5,194,080
Capital Support Agreement	–	–	342	342

Total	$65,426,641	$79,541,250	$342	$144,968,233

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2011:

Balance as of 12/31/10	$301
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	41
Purchases	–
Sales	–
Transfers in and/or out of level 3	–

Balance as of 6/30/11	$342

See Notes to Financial Statements

[This page intentionally left blank.]

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2011 (unaudited)

	Africa Index ETF	Brazil Small-Cap ETF	China ETF	Colombia ETF

Assets:
Investments, at value (1) (2)	$110,143,358	$964,521,428	$13,317,914	$2,031,748
Short term investment held as collateral for securities
loaned (3)	–	5,694,436	–	–
Cash	–	–	–	–
Cash denominated in foreign currency (4)	–	4,060,740	–	358
Cash collateral on swap contracts	–	–	7,669,021	–
Receivables:
Investment securities sold	–	642,656	–	–
Shares sold	–	14,100,194	–	–
Due from Adviser	–	–	–	11,283
Dividends and interest	160,232	2,977,170	129	2,941
Prepaid expenses	210	2,938	3,474	1,228

Total assets	110,303,800	991,999,562	20,990,538	2,047,558

Liabilities
Payables:
Investment securities purchased	–	13,953,146	–	–
Collateral for securities loaned	–	5,694,436	–	–
Due to Adviser	18,784	393,299	2,190	–
Due to Broker	–	–	–	–
Due to custodian	58,289	5,641,946	–	262
Swap contracts, at value	–	–	1,669,621	–
Deferred Trustee fees	2,074	23,474	123	7
Accrued expenses	97,289	513,013	8,471	21,952

Total liabilities	176,436	26,219,314	1,680,405	22,221

NET ASSETS	$110,127,364	$965,780,248	$19,310,133	$2,025,337

Shares outstanding	3,400,000	17,300,000	500,000	100,000

Net asset value, redemption and offering price per share	$32.39	$55.83	$38.62	$20.25

Net assets consist of:
Aggregate paid in capital	$106,751,357	$745,592,729	$19,404,074	$1,991,019
Net unrealized appreciation (depreciation)	4,205,934	189,963,406	(1,669,621)	26,666
Undistributed (accumulated) net investment income (loss)	1,712,080	8,731,058	(101,596)	7,192
Accumulated net realized gain (loss)	(2,542,007)	21,493,055	1,677,276	460

	$110,127,364	$965,780,248	$19,310,133	$2,025,337

(1) Value of securities on loan	$–	$5,489,476	$–	$–

(2) Cost of Investments	$105,939,818	$774,649,974	$13,317,914	$2,005,111

(3) Cost of short term investment held as collateral for
securities loaned	$–	$5,694,436	$–	$–

(4) Cost of cash denominated in foreign currency	$–	$3,991,402	$–	$358

See Notes to Financial Statements

Egypt Index ETF	Germany Small-Cap ETF	Gulf States Index ETF	India Small-Cap Index ETF	Indonesia Index ETF	Latin America Small-Cap Index ETF	Poland ETF

$76,326,376	$2,612,903	$23,267,091	$60,381,477	$590,982,209	$25,906,024	$82,277,219

–	–	–	–	–	–	1,637,911
127,228	–	–	–	–	–	–
3,920	–	783	177,295	847,679	261,796	14,152
–	–	–	–	–	–	–
–	2,054	–	–	–	–	–
–	–	–	–	–	–	–
–	18,109	6,777	65,655	–	–	–
24,021	1,588	65	63,103	2,603,918	11,246	513,527
330	–	47	4,305	9,873	5	66

76,481,875	2,634,654	23,274,763	60,691,835	594,443,679	26,179,071	84,442,875

13,493	16	–	–	–	–	–
–	–	–	–	–	–	1,637,911
34,377	–	–	–	168,344	3,227	27,359
–	–	–	–	–	–	–
–	219	29,123	293,544	3,226,688	170,334	491,153
–	–	–	–	–	–	–
272	–	550	370	11,164	229	778
89,621	40,269	86,957	49,963	18,377	145,733	48,959

137,763	40,504	116,630	343,877	3,424,573	319,523	2,206,160

$76,344,112	$2,594,150	$23,158,133	$60,347,958	$591,019,106	$25,859,548	$82,236,715

4,950,000	100,000	1,050,000	3,750,000	18,700,000	850,000	2,800,000

$15.42	$25.94	$22.06	$16.09	$31.61	$30.42	$29.37

$79,827,556	$2,537,467	$27,809,317	$76,840,373	$469,174,205	$24,611,778	$74,259,078
(3,631,294)	28,447	(256,005)	(7,231,760)	83,904,699	681,829	5,816,385
1,159,296	24,904	585,105	(86,508)	4,438,928	164,915	575,589
(1,011,446)	3,332	(4,980,284)	(9,174,147)	33,501,274	401,026	1,585,663

$76,344,112	$2,594,150	$23,158,133	$60,347,958	$591,019,106	$25,859,548	$82,236,715

$–	$–	$–	$–	$–	$–	$1,582,364

$79,957,584	$2,584,463	$23,523,097	$67,614,478	$507,104,635	$25,228,843	$76,466,901

$–	$–	$–	$–	$–	$–	$1,637,911

$3,920	$–	$783	$176,273	$847,679	$257,438	$13,798

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2011 (unaudited) (continued)

	Russia ETF	Russia Small-Cap ETF	Vietnam ETF	Environmental Services ETF	Gaming ETF

Assets:
Investments, at value (1) (2)	$3,082,826,091	$3,490,267	$270,762,105	$32,039,171	$139,867,398
Short term investment held as collateral for securities
loaned (3)	140,101,164	–	–	1,425,586	5,100,493
Capital Support Agreement	362,225	–	–	41,969	342
Cash denominated in foreign currency (4)	–	972	10,350,257	–	103,838
Receivables:
Investment securities sold	1,316,828	–	–	1,095,779	–
Shares sold	7,614,474	–	–	2,654,215	–
Due from Adviser	–	17,468	39,866	–	–
Dividends	30,231,790	4,104	429,602	46,075	108,422
Prepaid expenses	14,586	–	500	125	568

Total assets	3,262,467,158	3,512,811	281,582,330	37,302,920	145,181,061

Liabilities:
Payables:
Investment securities purchased	8,153,061	2,803	1,000	1,164,616	1,019
Collateral for securities loaned	139,903,819	–	–	1,402,721	5,100,306
Shares redeemed	–	–	–	2,654,215	–
Due to Adviser	1,518,914	–	–	3,770	57,739
Due to custodian	13,135,939	–	69,537	6,332	9,577
Deferred Trustee fees	88,827	–	4,402	3,418	4,540
Accrued expenses	1,536,277	44,917	106,143	47,491	36,452

Total liabilities	164,336,837	47,720	181,082	5,282,563	5,209,633

NET ASSETS	$3,098,130,321	$3,465,091	$281,401,248	$32,020,357	$139,971,428

Shares outstanding	80,550,000	150,000	13,550,000	600,000	4,050,000

Net asset value, redemption
and offering price per share	$38.46	$23.10	$20.77	$53.37	$34.56

Net assets consist of:
Aggregate paid in capital	$3,235,661,537	$3,739,886	$348,053,134	$39,857,874	$86,192,223
Net unrealized appreciation (depreciation)	286,511,028	(292,670)	(30,316,039)	222,140	48,193,500
Undistributed net investment income	22,523,216	4,661	2,022,188	228,954	898,194
Accumulated net realized gain (loss)	(446,565,460)	13,214	(38,358,035)	(8,288,611)	4,687,511

	$3,098,130,321	$3,465,091	$281,401,248	$32,020,357	$139,971,428

(1) Value of securities on loan	$133,953,857	$–	$–	$1,430,183	$4,920,479

(2) Cost of Investments	$2,796,119,245	$3,782,945	$301,173,842	$31,794,341	$91,674,881

(3) Cost of short term investment held as collateral for
securities loaned	$140,659,207	$–	$–	$1,490,244	$5,101,021

(4) Cost of cash denominated in foreign currency	$–	$967	$10,344,068	$–	$103,681

See Notes to Financial Statements

[This page intentionally left blank.]

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2011 (unaudited)

	Africa Index ETF	Brazil Small-Cap ETF	China ETF	Colombia ETF (a)

Income:
Dividends	$2,910,408	$14,251,883	$726	$12,787
Interest	–	–	–	–
Securities lending income	3,321	18,553	–	–
Foreign taxes withheld	(223,571)	(44,768)	–	(1,050)

Total income	2,690,158	14,225,668	726	11,737

Expenses:
Management fees	280,989	2,410,335	48,544	3,030
Professional fees	17,152	36,453	24,731	13,916
Insurance	668	8,091	–	–
Trustees’ fees and expenses	1,123	16,793	1,097	822
Reports to shareholders	2,756	61,551	6,036	2,356
Indicative optimized portfolio value fee	8,216	9,498	6,645	4,435
Custodian fees	182,213	318,983	2,004	12,165
Registration fees	4,012	15,026	45	2,909
Transfer agent fees	1,269	1,242	905	505
Fund accounting fees	17,587	46,668	13,720	2,881
Interest	6,804	3	–	–
Other	8,201	59,251	1,254	328

Total expenses	530,990	2,983,894	104,981	43,347
Waiver of management fees	(62,244)	–	(36,278)	(3,030)
Expenses assumed by the Adviser	–	–	–	(35,772)

Net expenses	468,746	2,983,894	68,703	4,545

Net investment income (loss)	2,221,412	11,241,774	(67,977)	7,192

Net realized gain (loss) on:
Investments	(449,051)	15,577,472	–	8,663
Swap Contracts	–	–	1,677,276	–
In-kind redemptions	1,427,802	1,562,056	–	–
Foreign currency transactions and
foreign denominated assets and liabilities	(22,597)	463,121	–	(8,203)

Net realized gain (loss)	956,154	17,602,649	1,677,276	460

Change in unrealized appreciation (depreciation) on:
Investments	(11,656,322)	(62,348,284)	–	26,637
Swap Contracts	–	–	(1,703,240)	–
Foreign currency transactions and foreign denominated
assets and liabilities	2,395	(218,105)	–	29

Change in net unrealized appreciation (depreciation)	(11,653,927)	(62,566,389)	(1,703,240)	26,666

Net Increase (Decrease) in Net Assets Resulting
from Operations	$(8,476,361)	$(33,721,966)	$(93,941)	$34,318

(a)	Commencement of operations for Colombia ETF is March 14, 2011.
(b)	Commencement of operations for Germany Small-Cap ETF is April 4, 2011.

See Notes to Financial Statements

Egypt Index ETF	Germany Small-Cap ETF(b)	Gulf States Index ETF	India Small-Cap Index ETF	Indonesia Index ETF	Latin America Small-Cap Index ETF	Poland ETF

$1,397,527	$33,000	$819,953	$220,020	$6,933,716	$344,221	$939,883
–	–	152	–	–	–	–
–	–	–	–	4,328	–	267
(1,475)	(4,754)	(66,021)	(1,718)	(932,218)	(20,150)	(140,566)

1,396,052	28,246	754,084	218,302	6,005,826	324,071	799,584

113,679	3,039	58,817	138,543	1,235,200	68,270	172,179
13,580	11,354	16,013	37,345	18,247	20,938	24,620
43	–	131	9,460	4,674	47	329
430	661	211	5,083	8,730	510	752
1,886	1,950	754	8,848	28,099	20,328	12,762
7,280	3,602	7,771	8,048	8,380	8,340	8,916
79,487	33,638	88,097	207,455	229,925	47,459	32,194
3,036	2,363	1,870	7,254	32,057	3,295	4,132
1,520	407	1,171	1,672	1,203	1,215	875
14,803	2,328	16,300	9,920	24,596	14,905	14,292
–	–	14	–	2,330	–	–
1,493	334	3,328	8,910	3,976	960	1,810

237,237	59,676	194,477	442,538	1,597,417	186,267	272,861
(23,520)	(3,039)	(58,817)	(138,543)	(80,686)	(68,270)	(61,964)
–	(53,295)	(20,364)	(67,594)	–	(31,977)	–

213,717	3,342	115,296	236,401	1,516,731	86,020	210,897

1,182,335	24,904	638,788	(18,099)	4,489,095	238,051	588,687

(716,505)	3,756	(894,368)	(7,353,340)	(3,462,742)	112,610	50,699
–	–	–	–	–	–	–
–	–	–	1,134	42,934,753	115,163	1,838,612

(34,992)	(424)	(4,716)	(22,313)	(79,546)	16,795	(4,847)

(751,497)	3,332	(899,084)	(7,374,519)	39,392,465	244,568	1,884,464

(3,873,086)	28,440	(1,090,795)	(4,338,460)	(14,023,681)	(2,275,118)	2,726,085
–	–	–	–	–	–	–

(8)	7	–	1,150	23,934	2,999	4,674

(3,873,094)	28,447	(1,090,795)	(4,337,310)	(13,999,747)	(2,272,119)	2,730,759

$(3,442,256)	$56,683	$(1,351,091)	$(11,729,928)	$29,881,813	$(1,789,500)	$5,203,910

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2011 (unaudited) (continued)

	Russia ETF	Russia Small-Cap ETF (a)	Vietnam ETF	Environmental Services ETF	Gaming ETF

Income:
Dividends	$38,439,213	$10,029	$3,112,226	$343,537	$1,595,036
Securities lending income	380,977	–	153	4,261	31,779
Foreign taxes withheld	(6,129,004)	(746)	(47,934)	(29,657)	(106,777)

Total income	32,691,186	9,283	3,064,445	318,141	1,520,038

Expenses:
Management fees	8,241,229	3,450	699,235	78,482	336,448
Professional fees	58,571	10,255	22,155	17,188	17,268
Insurance	21,457	–	1,807	319	1,217
Trustees’ fees and expenses	37,088	589	2,752	252	2,061
Reports to shareholders	55,469	1,777	21,381	2,629	2,032
Indicative optimized portfolio value fee	5,807	3,247	9,881	3,120	8,072
Custodian fees	1,555,793	30,150	322,071	1,416	19,102
Registration fees	12,225	2,127	7,631	1,482	2,403
Transfer agent fees	807	362	799	1,171	1,215
Fund accounting fees	72,467	2,099	16,967	21,818	17,041
Interest	46,406	–	–	31	4,388
Other	4,678	267	19,563	1,523	3,536

Total expenses	10,111,997	54,323	1,124,242	129,431	414,783
Waiver of management fees	(14,751)	(3,450)	(51,786)	(43,071)	–
Expenses assumed by the Adviser	–	(46,251)	–	–	–

Net expenses	10,097,246	4,622	1,072,456	86,360	414,783

Net investment income	22,593,940	4,661	1,991,989	231,781	1,105,255

Net realized gain (loss) on:
Investments	(80,294,935)	13,364	(27,486,030)	–	750,321
In-kind redemptions	202,202,349	–	2,275,507	849,914	4,637,276
Foreign currency transactions and
foreign denominated assets and liabilities	(12,687)	(150)	(237,096)	–	(239)

Net realized gain (loss)	121,894,727	13,214	(25,447,619)	849,914	5,387,358

Change in unrealized appreciation (depreciation) on:
Investments	(138,128,986)	(292,678)	(34,759,767)	11,964	6,471,725
Foreign currency transactions and foreign denominated
assets and liabilities	–	8	7,025	–	(3,850)

Change in net unrealized appreciation (depreciation)	(138,128,986)	(292,670)	(34,752,742)	11,964	6,467,875

Net Increase (Decrease) in Net Assets Resulting
from Operations	$6,359,681	$(274,795)	$(58,208,372)	$1,093,659	$12,960,488

(a)	Commencement of operations for Russia Small-Cap ETF is April 13, 2011.

See Notes to Financial Statements

[This page intentionally left blank.]

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010

	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$2,221,412	$1,018,253	$11,241,774	$13,554,857
Net realized gain (loss)	956,154	(1,937,793)	17,602,649	44,146,625
Change in net unrealized appreciation (depreciation)	(11,653,927)	14,916,639	(62,566,389)	135,133,890

Net increase (decrease) in net assets resulting from operations	(8,476,361)	13,997,099	(33,721,966)	192,835,372

Dividends and Distributions to shareholders:
Dividends from net investment income	–	(1,190,400)	–	(15,131,200)
Distributions from net realized capital gains	–	–	–	(53,866,300)
Return of capital	–	–	–	–

Total Dividends and Distributions	–	(1,190,400)	–	(68,997,500)

Share transactions:**
Proceeds from sale of shares	17,485,630	60,952,422	47,450,444	381,549,766
Cost of shares redeemed	(6,397,096)	(2,834,647)	(126,065,182)	(126,515,222)

Increase (decrease) in net assets resulting from share transactions	11,088,534	58,117,775	(78,614,738)	255,034,544

Total increase (decrease) in net assets	2,612,173	70,924,474	(112,336,704)	378,872,416
Net Assets, beginning of period	107,515,191	36,590,717	1,078,116,952	699,244,536

Net Assets, end of period†	$110,127,364	$107,515,191	$965,780,248	$1,078,116,952

† Including undistributed (accumulated) net investment income (loss)	$1,712,080	$(509,332)	$8,731,058	$(2,510,716)

** Shares of Common Stock Issued (no par value)
Shares sold	500,000	1,900,000	850,000	6,950,000
Shares redeemed	(200,000)	(100,000)	(2,400,000)	(2,550,000)

Net increase (decrease)	300,000	1,800,000	(1,550,000)	4,400,000

*	Commencement of operations

See Notes to Financial Statements

China ETF		Colombia ETF	Egypt Index ETF

For the Six Months Ended June 30, 2011	For the Period October 13, 2010* through December 31, 2010	For the Period March 14, 2011* through June 30, 2011	For the Six Months Ended June 30, 2011	For the Period February 16, 2010* through December 31, 2010

(unaudited)		(unaudited)	(unaudited)

$(67,977)	$(35,544)	$7,192	$1,182,335	$63,919
1,677,276	(4,679,956)	460	(751,497)	(268,407)
(1,703,240)	33,619	26,666	(3,873,094)	241,800

(93,941)	(4,681,881)	34,318	(3,442,256)	37,312

–	(540,031)	–	–	(78,500)
–	–	–	–	–
–	(9,969)	–	–	–

–	(550,000)	–	–	(78,500)

–	32,427,759	1,991,019	68,898,987	10,928,569
–	(7,791,804)	–	–	–

–	24,635,955	1,991,019	68,898,987	10,928,569

(93,941)	19,404,074	2,025,337	65,456,731	10,887,381
19,404,074	–	–	10,887,381	–

$19,310,133	$19,404,074	$2,025,337	$76,344,112	$10,887,381

$(101,596)	$(33,619)	$7,192	$1,159,296	$(23,039)

–	700,000	100,000	4,400,000	550,000
–	(200,000)	–	–	–

–	500,000	100,000	4,400,000	550,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Germany Small-Cap ETF	Gulf States Index ETF

	For the Period April 4, 2011* through June 30, 2011	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010

	(unaudited)	(unaudited)

Operations:
Net investment income (loss)	$24,904	$638,788	$197,692
Net realized gain (loss)	3,332	(899,084)	(922,495)
Change in net unrealized appreciation (depreciation)	28,447	(1,090,795)	3,121,811

Net increase (decrease) in net assets resulting from operations	56,683	(1,351,091)	2,397,008

Dividends to shareholders:
Dividends from net investment income	–	–	(216,600)

Share transactions:**
Proceeds from sale of shares	2,537,492	2,386,896	12,336,635
Cost of shares redeemed	(25)	(9,514)	–

Increase (decrease) in net assets resulting from share transactions	2,537,467	2,377,382	12,336,635

Total increase (decrease) in net assets	2,594,150	1,026,291	14,517,043
Net Assets, beginning of period	–	22,131,842	7,614,799

Net Assets, end of period†	$2,594,150	$23,158,133	$22,131,842

† Including undistributed (accumulated) net investment income (loss)	$24,904	$585,105	$(53,683)

** Shares of Common Stock Issued (no par value)
Shares sold	100,000	100,000	550,000
Shares redeemed	–	–	–

Net increase	100,000	100,000	550,000

*	Commencement of operations

See Notes to Financial Statements

India Small-Cap Index ETF		Indonesia Index ETF		Latin America Small-Cap Index ETF

For the Six Months Ended June 30, 2011	For the Period August 24, 2010* through December 31, 2010	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010	For the Six Months Ended June 30, 2011	For the Period April 6, 2010* Ended December 31, 2010

(unaudited)		(unaudited)		(unaudited)

$(18,099)	$(19,062)	$4,489,095	$5,876,544	$238,051	$49,108
(7,374,519)	(1,848,975)	39,392,465	51,803,488	244,568	204,614
(4,337,310)	(2,894,450)	(13,999,747)	78,324,578	(2,272,119)	2,953,948

(11,729,928)	(4,762,487)	29,881,813	136,004,610	(1,789,500)	3,207,670

–	–	–	(6,097,600)	–	(170,400)

25,289,023	58,420,241	131,373,208	456,019,150	3,223,461	22,928,254
(6,868,891)	–	(193,736,074)	(164,026,169)	(1,539,937)	–

18,420,132	58,420,241	(62,362,866)	291,992,981	1,683,524	22,928,254

6,690,204	53,657,754	(32,481,053)	421,899,991	(105,976)	25,965,524
53,657,754	–	623,500,159	201,600,168	25,965,524	–

$60,347,958	$53,657,754	$591,019,106	$623,500,159	$25,859,548	$25,965,524

$(86,508)	$(68,409)	$4,438,928	$(50,167)	$164,915	$(73,136)

1,500,000	2,650,000	15,500,000	6,000,000	100,000	800,000
(400,000)	–	(4,000,000)	(2,050,000)	(50,000)	–

1,100,000	2,650,000	11,500,000	3,950,000	50,000	800,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Poland ETF		Russia ETF

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010

	(unaudited)		(unaudited)

Operations:
Net investment income	$588,687	$447,999	$22,593,940	$11,567,944
Net realized gain (loss)	1,884,464	2,452,418	121,894,727	(79,399,690)
Change in net unrealized appreciation (depreciation)	2,730,759	3,095,892	(138,128,986)	434,093,195

Net increase (decrease) in net assets resulting from operations	5,203,910	5,996,309	6,359,681	366,261,449

Dividends to shareholders:
Dividends from net investment income	–	(442,650)	–	(12,291,200)

Share transactions:**
Proceeds from sale of shares	32,788,805	58,193,476	1,213,574,578	908,996,916
Cost of shares redeemed	(8,597,986)	(18,128,204)	(729,768,626)	(64,643,858)

Increase in net assets resulting from share transactions	24,190,819	40,065,272	483,805,952	844,353,058

Total increase in net assets	29,394,729	45,618,931	490,165,633	1,198,323,307
Net Assets, beginning of period	52,841,986	7,223,055	2,607,964,688	1,409,641,381

Net Assets, end of period†	$82,236,715	$52,841,986	$3,098,130,321	$2,607,964,688

† Including undistributed (accumulated) net investment income (loss)	$575,589	$(13,098)	$22,523,216	$(70,724)

** Shares of Common Stock Issued (no par value)
Shares sold	1,150,000	2,350,000	30,250,000	26,350,000
Shares redeemed	(300,000)	(700,000)	(19,300,000)	(2,150,000)

Net increase	850,000	1,650,000	10,950,000	24,200,000

*	Commencement of operations

See Notes to Financial Statements

Russia Small-Cap ETF	Vietnam ETF		Environmental Services ETF

For the Period April 13, 2011* through June 30, 2011	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010

(unaudited)	(unaudited)		(unaudited)

$4,661	$1,991,989	$3,602,203	$231,781	$299,625
13,214	(25,447,619)	(9,724,289)	849,914	1,614,489
(292,670)	(34,752,742)	11,922,982	11,964	3,652,210

(274,795)	(58,208,372)	5,800,896	1,093,659	5,566,324

–	–	(3,197,700)	–	(300,000)

3,739,886	124,629,435	166,312,614	–	11,829,876
–	(28,314,055)	(4,760,098)	–	(11,775,298)

3,739,886	96,315,380	161,552,516	–	54,578

3,465,091	38,107,008	164,155,712	1,093,659	5,320,902
–	243,294,240	79,138,528	30,926,698	25,605,796

$3,465,091	$281,401,248	$243,294,240	$32,020,357	$30,926,698

$4,661	$2,022,188	$30,199	$228,954	$(2,827)

150,000	5,300,000	6,650,000	–	250,000
–	(1,350,000)	(200,000)	–	(250,000)

150,000	3,950,000	6,450,000	–	–

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Gaming ETF

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010

	(unaudited)
Operations:
Net investment income	$1,105,255	$2,856,511
Net realized gain	5,387,358	8,100,734
Change in net unrealized appreciation	6,467,875	24,774,143

Net increase in net assets resulting from operations	12,960,488	35,731,388

Dividends and Distributions to shareholders:
Dividends from net investment income	–	(3,252,000)
Distributions from net realized capital gains.	–	(88,000)

Total Dividends and Distributions	–	(3,340,000)

Share transactions:**
Proceeds from sale of shares	9,677,301	6,278,639
Cost of shares redeemed	(11,727,895)	(20,543,067)

Decrease in net assets resulting from share transactions	(2,050,594)	(14,264,428)

Total increase in net assets	10,909,894	18,126,960
Net Assets, beginning of period	129,061,534	110,934,574

Net Assets, end of period†	$139,971,428	$129,061,534

† Including undistributed (accumulated) net investment income (loss)	$898,194	$(207,061)

** Shares of Common Stock Issued (no par value)
Shares sold	300,000	200,000
Shares redeemed	(350,000)	(800,000)

Net decrease	(50,000)	(600,000)

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Africa Index ETF

	For the Six Months Ended June 30, 2011		For the Year Ended December 31,		For the Period July 10, 2008(a) through December 31, 2008

			2010	2009

	(unaudited)
Net asset value, beginning of period	$34.68		$28.15	$21.64	$40.25

Income from investment operations:
Net investment income	0.67		0.44	0.16	0.27
Net realized and unrealized gain (loss) on investments	(2.96)		6.47	6.58	(18.69)

Total from investment operations	(2.29)		6.91	6.74	(18.42)

Less:
Dividends from net investment income	–		(0.38)	(0.23)	(0.19)

Net asset value, end of period	$32.39		$34.68	$28.15	$21.64

Total return (b)	(6.60	)%(c)	24.57%	31.15%	(45.76	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$110,127		$107,515	$36,591	$4,328
Ratio of gross expenses to average net assets	0.94	%(d)	0.95%	1.43%	3.15	%(d)
Ratio of net expenses to average net assets	0.83	%(d)	0.83%	0.84%	0.88	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.82	%(d)	0.83%	0.83%	0.83	%(d)
Ratio of net investment income to average net assets	3.95	%(d)	1.63%	0.93%	2.39	%(d)
Portfolio turnover rate	9	%(c)	19%	30%	16	%(c)

	Brazil Small-Cap ETF

	For the Six Months Ended June 30, 2011		For the Year Ended December 31, 2010	For the Period May 12, 2009(a) through December 31, 2009

	(unaudited)
Net asset value, beginning of period	$57.19		$48.39	$24.74

Income from investment operations:
Net investment income	0.63		0.72	0.13
Net realized and unrealized gain (loss) on investments	(1.99)		11.65	23.97

Total from investment operations	(1.36)		12.37	24.10

Less:
Dividends from net investment income	–		(0.78)	(0.20)
Distributions from net realized gains	–		(2.79)	(0.25)

Total dividends and distributions	–		(3.57)	(0.45)

Net asset value, end of period	$55.83		$57.19	$48.39

Total return (b)	(2.38	)%(c)	25.57%	97.42	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$965,780		$1,078,117	$699,245
Ratio of gross expenses to average net assets	0.62	%(d)	0.65%	0.71	%(d)
Ratio of net expenses to average net assets	0.62	%(d)	0.65%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.62	%(d)	0.64%	0.71	%(d)
Ratio of net investment income to average net assets	2.33	%(d)	1.67%	1.01	%(d)
Portfolio turnover rate	38	%(c)	84%	72	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	China ETF

	For the Six Months Ended June 30, 2011		For the Period October 13, 2010(a) through December 31, 2010

	(unaudited)
Net asset value, beginning of period	$38.81		$40.75

Income from investment operations:
Net investment loss	(0.14)		(0.07)
Net realized and unrealized loss on investments	(0.05)		(0.77)

Total from investment operations	(0.19)		(0.84)

Less:
Dividends from net investment income	–		(1.08)
Return of Capital	–		(0.02)

Total dividends	–		(1.10)

Net asset value, end of period	$38.62		$38.81

Total return (b)	(0.49	)%(c)	(2.00	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$19,310		$19,404
Ratio of gross expenses to average net assets	1.08	%(d)	1.11	%(d)
Ratio of net expenses to average net assets	0.71	%(d)	0.72	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.71	%(d)	0.72	%(d)
Ratio of net investment loss to average net assets	(0.70	)%(d)	(0.70	)%(d)
Portfolio turnover rate	0	%(c)	0	%(c)

	Colombia ETF

	For the Period March 14, 2011(a) through June 30, 2011

	(unaudited)
Net asset value, beginning of period	$19.98

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	0.20

Total from investment operations	0.27

Net asset value, end of period	$20.25

Total return (b)	1.35	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,025
Ratio of gross expenses to average net assets	7.15	%(d)
Ratio of net expenses to average net assets	0.75	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.75	%(d)
Ratio of net investment income to average net assets	1.19	%(d)
Portfolio turnover rate	8	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Egypt Index ETF

	For the Six Months Ended June 30, 2011		For the Period February 16, 2010(a) through December 31, 2010

	(unaudited)
Net asset value, beginning of period	$19.80		$20.57

Income from investment operations:
Net investment income	0.28		0.13
Net realized and unrealized loss on investments	(4.66)		(0.74)

Total from investment operations	(4.38)		(0.61)

Less:
Dividends from net investment income	–		(0.16)

Net asset value, end of period	$15.42		$19.80

Total return (b)	(22.12	)%(c)	(2.98	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$76,344		$10,887
Ratio of gross expenses to average net assets	1.04	%(d)	4.14	%(d)
Ratio of net expenses to average net assets	0.93	%(d)	0.94	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.93	%(d)	0.94	%(d)
Ratio of net investment income to average net assets	5.16	%(d)	1.57	%(d)
Portfolio turnover rate	16	%(c)	49	%(c)

	Germany Small-Cap ETF

	For the Period April 4, 2011(a) through June 30, 2011

	(unaudited)
Net asset value, beginning of period	$25.37

Income from investment operations:
Net investment income	0.25
Net realized and unrealized gain on investments	0.32

Total from investment operations	0.57

Net asset value, end of period	$25.94

Total return (b)	2.25	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,594
Ratio of gross expenses to average net assets	9.81	%(d)
Ratio of net expenses to average net assets	0.55	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(d)
Ratio of net investment income to average net assets	4.10	%(d)
Portfolio turnover rate	8	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Gulf States Index ETF

	For the Six Months Ended June 30, 2011		For the Year Ended December 31,		For the Period July 22, 2008(a) through December 31, 2008

			2010	2009

	(unaudited)
Net asset value, beginning of period	$23.30		$19.04	$18.05	$40.06

Income from investment operations:
Net investment income (loss)	0.62		0.21	0.25	(0.10)
Net realized and unrealized gain (loss) on investments	(1.86)		4.28	0.92	(21.91)

Total from investment operations	(1.24)		4.49	1.17	(22.01)

Less:
Dividends from net investment income	–		(0.23)	(0.18)	–

Net asset value, end of period	$22.06		$23.30	$19.04	$18.05

Total return (b)	(5.32	)%(c)	23.57%	6.48%	(54.94	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$23,158		$22,132	$7,615	$4,511
Ratio of gross expenses to average net assets	1.65	%(d)	2.53%	4.64%	2.16	%(d)
Ratio of net expenses to average net assets	0.98	%(d)	0.98%	0.99%	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.98	%(d)	0.98%	0.98%	0.98	%(d)
Ratio of net investment income (loss) to average net assets	5.43	%(d)	1.71%	1.48%	(0.94	)%(d)
Portfolio turnover rate	12	%(c)	18%	43%	13	%(c)

	India Small-Cap Index ETF

	For the Six Months Ended June 30 2011		For the Period August 24, 2010(a) through December 31, 2010

	(unaudited)
Net asset value, beginning of period	$20.25		$19.70

Income from investment operations:
Net investment loss	–	(e)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.16)		0.56

Total from investment operations	(4.16)		0.55

Net asset value, end of period	$16.09		$20.25

Total return (b)	(20.54	)%(c)	2.79	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$60,348		$53,658
Ratio of gross expenses to average net assets	1.36	%(d)	1.46	%(d)
Ratio of net expenses to average net assets	0.85	%(d)	0.85	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.85	%(d)	0.85	%(d)
Ratio of net investment loss to average net assets	(0.06	)%(d)	(0.17	)%(d)
Portfolio turnover rate	39	%(c)	29	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Indonesia Index ETF

	For the Six Months Ended June 30, 2011		For the Year Ended December 31, 2010	For the Period January 15, 2009(a) through December 31, 2009

	(unaudited)
Net asset value, beginning of period	$86.60		$62.03	$24.89

Income from investment operations:
Net investment income	0.24		0.75	0.27
Net realized and unrealized gain (loss) on investments	(55.23)		24.64	37.05

Total from investment operations	(54.99)		25.39	37.32

Less:
Dividends from net investment income	–		(0.82)	(0.18)

Net asset value, end of period	$31.61		$86.60	$62.03

Total return (b)	9.49	%(c)	40.94%	149.94	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$591,019		$623,500	$201,600
Ratio of gross expenses to average net assets	0.62	%(d)	0.60%	0.72	%(d)
Ratio of net expenses to average net assets	0.61	%(d)	0.60%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61	%(d)	0.60%	0.71	%(d)
Ratio of net investment income to average net assets	1.82	%(d)	1.31%	1.31	%(d)
Portfolio turnover rate	12	%(c)	31%	26	%(c)

	Latin America Small-Cap Index ETF

	For the Six Months Ended June 30, 2011		For the Period April 6, 2010(a) through December 31, 2010

	(unaudited)
Net asset value, beginning of period	$32.46		$24.91

Income from investment operations:
Net investment income	0.29		0.06
Net realized and unrealized gain (loss) on investments	(2.33)		7.70

Total from investment operations	(2.04)		7.76

Less:
Dividends from net investment income	–		(0.21)

Net asset value, end of period	$30.42		$32.46

Total return (b)	(6.28	)%(c)	31.17	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$25,860		$25,966
Ratio of gross expenses to average net assets	1.36	%(d)	2.87	%(d)
Ratio of net expenses to average net assets	0.63	%(d)	0.63	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.63	%(d)	0.63	%(d)
Ratio of net investment income to average net assets	1.74	%(d)	0.67	%(d)
Portfolio turnover rate	30	%(c)	48	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Poland ETF

	For the Six Months Ended June 30, 2011		For the Year Ended December 31, 2010	For the Period November 24, 2009(a) through December 31, 2009

	(unaudited)
Net asset value, beginning of period	$27.10		$24.08	$24.71

Income from investment operations:
Net investment income (loss)	0.21		0.23	(0.01)
Net realized and unrealized gain (loss) on investments	2.06		3.02	(0.62)

Total from investment operations	2.27		3.25	(0.63)

Less:
Dividends from net investment income	–		(0.23)	–

Net asset value, end of period	$29.37		$27.10	$24.08

Total return (b)	8.38	%(c)	13.49%	(2.55	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$82,237		$52,842	$7,223
Ratio of gross expenses to average net assets	0.79	%(d)	0.94%	7.31	%(d)
Ratio of net expenses to average net assets	0.61	%(d)	0.67%	0.76	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61	%(d)	0.67%	0.76	%(d)
Ratio of net investment income (loss) to average net assets	1.71	%(d)	1.39%	(0.45	)%(d)
Portfolio turnover rate	13	%(c)	35%	9	%(c)

	Russia ETF

	For the Six Months Ended June 30, 2011					For the Period April 24, 2007(a) through December 31, 2007

			For the Year Ended December 31,

			2010	2009	2008

	(unaudited)
Net asset value, beginning of period	$37.47		$31.05	$13.06	$52.29	$39.22

Income from investment operations:
Net investment income	0.28		0.17	0.08	0.37	0.10
Net realized and unrealized gain (loss) on investments	0.71		6.43	17.99	(39.23)	13.08

Total from investment operations	0.99		6.60	18.07	(38.86)	13.18

Less:
Dividends from net investment income	–		(0.18)	(0.08)	(0.37)	(0.11)

Net asset value, end of period	$38.46		$37.47	$31.05	$13.06	$52.29

Total return (b)	2.64	%(c)	21.27%	138.36%	(74.31)%	33.61	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,098,130		$2,607,965	$1,409,641	$403,623	$800,069
Ratio of gross expenses to average net assets	0.61	%(d)	0.71%	0.80%	0.62%	0.70	%(d)
Ratio of net expenses to average net assets	0.61	%(d)	0.65%	0.70%	0.62%	0.69	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61	%(d)	0.65%	0.69%	0.62%	0.69	%(d)
Ratio of net investment income to average net assets	1.37	%(d)	0.62%	0.45%	1.27%	0.86	%(d)
Portfolio turnover rate	15	%(c)	16%	29%	23%	33	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Russia Small-Cap ETF

	For the Period April 13, 2011(a) through June 30, 2011

	(unaudited)
Net asset value, beginning of period	$24.96

Income from investment operations:
Net investment income	0.03
Net realized and unrealized loss on investments	(1.89)

Total from investment operations	(1.86)

Net asset value, end of period	$23.10

Total return (b)	(7.45	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,465
Ratio of gross expenses to average net assets	7.87	%(d)
Ratio of net expenses to average net assets	0.67	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.67	%(d)
Ratio of net investment income to average net assets	0.67	%(d)
Portfolio turnover rate	10	%(c)

	Vietnam ETF
	For the Six Months Ended June 30, 2011		For the Year Ended December 31, 2010	For the Period August 11, 2009(a) through December 31, 2009
	(unaudited)
Net asset value, beginning of period	$25.34		$25.12	$25.04

Income from investment operations:
Net investment income	0.15		0.40	–	(e)
Net realized and unrealized gain (loss) on investments	(4.72)		0.16	0.12

Total from investment operations	(4.57)		0.56	0.12

Less:
Dividends from net investment income	–		(0.34)	–
Distributions from net realized gains	–		–	(0.04)

Total dividends and distributions	–		(0.34)	(0.04)

Net asset value, end of period	$20.77		$25.34	$25.12

Total return (b)	(18.03	)%(c)	2.24%	0.46	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$281,401		$243,294	$79,139
Ratio of gross expenses to average net assets	0.80	%(d)	0.92%	0.96	%(d)
Ratio of net expenses to average net assets	0.76	%(d)	0.84%	0.96	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.76	%(d)	0.84%	0.96	%(d)
Ratio of net investment income to average net assets	1.42	%(d)	2.47%	0.07	%(d)
Portfolio turnover rate	20	%(c)	45%	26	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Environmental Services ETF

	For the Six Months Ended June 30, 2011						For the Period October 10, 2006(a) through December 31, 2006

			For the Year Ended December 31,

			2010	2009	2008	2007

	(unaudited)
Net asset value, beginning of period	$51.54		$42.68	$35.27	$51.87	$44.55	$39.93

Income from investment operations:
Net investment income	0.39		0.50	0.36	0.38	0.33	0.02
Net realized and unrealized gain (loss) on investments	1.44		8.86	7.43	(16.61)	7.53	4.65

Total from investment operations	1.83		9.36	7.79	(16.23)	7.86	4.67

Less:
Dividends from net investment income	–		(0.50)	(0.38)	(0.37)	(0.54)	(0.05)

Net asset value, end of period	$53.37		$51.54	$42.68	$35.27	$51.87	$44.55

Total return (b)	3.55	%(c)	21.93%	22.07%	(31.30)%	17.64%	11.70	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$32,020		$30,927	$25,606	$24,687	$36,312	$40,095
Ratio of gross expenses to average net assets	0.82	%(d)	0.72%	0.86%	0.68%	0.86%	1.41	%(d)
Ratio of net expenses to average net assets	0.55	%(d)	0.55%	0.56%	0.55%	0.55%	0.55	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(d)	0.55%	0.55%	0.55%	0.55%	0.55	%(d)
Ratio of net investment income to average net assets	1.48	%(d)	1.12%	0.94%	0.73%	0.75%	0.24	%(d)
Portfolio turnover rate	0	%(c)	6%	24%	32%	3%	3	%(c)

	Gaming ETF

	For the Six Months Ended June 30, 2011				For the Period January 22, 2008(a) through December 31, 2008
			For the Year Ended December 31,

			2010	2009

	(unaudited)
Net asset value, beginning of period	$31.48		$23.60	$17.54	$39.39

Income from investment operations:
Net investment income	0.27		0.72	0.40	0.56
Net realized and unrealized gain (loss) on investments	2.81		7.99	6.17	(22.18)

Total from investment operations	3.08		8.71	6.57	(21.62)

Less:
Dividends from net investment income	–		(0.81)	(0.49)	(0.23)
Distributions from net realized gains	–		(0.02)	–	–
Return of capital	–		–	(0.02)	–

Total dividends and distributions	–		(0.83)	(0.51)	(0.23)

Net asset value, end of period	$34.56		$31.48	$23.60	$17.54

Total return (b)	9.78	%(c)	36.97%	37.47%	(54.89	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$139,971		$129,062	$110,935	$2,631
Ratio of gross expenses to average net assets	0.62	%(d)	0.65%	0.71%	3.89	%(d)
Ratio of net expenses to average net assets	0.62	%(d)	0.65%	0.66%	0.70	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61	%(d)	0.65%	0.65%	0.65	%(d)
Ratio of net investment income to average net assets	1.64	%(d)	2.53%	3.08%	2.81	%(d)
Portfolio turnover rate	6	%(c)	11%	33%	19	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

Note 1–Fund Organization–Market Vectors ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of June 30, 2011, offers thirty four investment portfolios.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, China ETF, Colombia ETF, Egypt Index ETF, Germany Small-Cap ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF, Vietnam ETF, Environmental Services ETF and Gaming ETF (each a “Fund” and, together, the “Funds”). The India Small-Cap Index ETF Fund makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored by the NYSE Euronext, Deutsche Börse AG, Dow Jones Indexes, Stowe Global Indexes LLC, China Securities Index Co. Ltd. and 4asset-management GmbH.

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index

Africa Index ETF	July 10, 2008	Dow Jones Africa Titans 50 IndexSM
Brazil Small-Cap ETF	May 12, 2009	Market Vectors Brazil Small-Cap Index
China ETF	October 13, 2010	CSI 300 Index
Colombia ETF	March 14, 2011	Market Vectors Colombia Index
Egypt Index ETF	February 16, 2010	Market Vectors Egypt Index
Germany Small-Cap ETF	April 4, 2011	Market Vectors Germany Small-Cap Index
Gulf States Index ETF	July 22, 2008	Dow Jones GCC Titans 40 IndexSM
India Small-Cap Index ETF	August 24, 2010	Market Vectors India Small-Cap Index
Indonesia Index ETF	January 15, 2009	Market Vectors Indonesia Index
Latin America Small-Cap Index ETF	April 6, 2010	Market Vectors Latin America Small-Cap Index
Poland ETF	November 24, 2009	Market Vectors Poland Index
Russia ETF	April 24, 2007	DAXglobal® Russia+ Index
Russia Small-Cap ETF	April 13, 2011	Market Vectors Russia Small-Cap Index
Vietnam ETF	August 11, 2009	Market Vectors Vietnam Index
Environmental Services ETF	October 10, 2006	NYSE Arca Environmental Services Index
Gaming ETF	January 22, 2008	S-Network Global Gaming Index®

Note 2–Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation–Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as,

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in the interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as level 2 or level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedules of Investments.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Basis for Consolidation–The India Small-Cap Mauritius Fund (the “Subsidiary”), an Indian exempted company, was incorporated on February 25, 2010 and is currently a wholly-owned subsidiary and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated Financial Statements of the SCIF include the financial results of its wholly owned subsidiary. All material intercompany accounts and transactions have been eliminated.

C.

Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.

Dividends and Distributions to Shareholders–Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

F.

Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

G.

Use of Derivative Instruments–The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. Details of this disclosure are found below:

At June 30, 2011, China ETF had the following derivatives (not designated as hedging instruments under GAAP):

Liability derivatives Counterparty risk

Swap contracts at value[1]	$1,669,621

[1]	Statements of Assets and Liabilities location: Swap contracts, at value

For China ETF, the impact of transactions in derivative instruments, during the period ended June 30, 2011, were as follows:

Counterparty risk

Realized gain(loss):
Swap contracts[2]	$1,677,276
Change in appreciation (depreciation):
Swap contracts[3]	(1,703,240)

[2]	Statements of Operations location: Net realized gain (loss) on swap contracts
[3]	Statements of Operations location: Change in unrealized appreciation (depreciation) on swap contracts

Forward Foreign Currency Contracts–The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain (loss) on forward currency contracts and foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty in unable to fulfill its obligation or there are unanticipated movement of the foreign currency relative to the U.S. dollar. The Funds had no outstanding forward foreign currency contracts during the period ended June 30, 2011.

Swap Agreements–The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized over the contract’s term/event. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Funds, other than China ETF, had no outstanding swaps contracts during the period ended June 30, 2011. China ETF invests in the following type of swap:

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Outstanding total return swaps for the China ETF at June 30, 2011 are reflected in the Schedule of Investments.

H.

Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2012 to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps, excluding interest expense, listed in the table below.

The expense caps and the amounts waived/assumed by the Adviser for the period ended June 30, 2011, are as follows:

Fund	Expense Cap		Waiver of Management Fees	Expenses Assumed by the Adviser

Africa Index ETF	0.78	%*	$62,244	$–
Brazil Small-Cap ETF	0.62	*	–	–
China ETF	0.72		36,278	–
Colombia ETF	0.75		3,030	35,772
Egypt Index ETF	0.94		23,520	–
Germany Small-Cap ETF	0.55		3,039	53,295
Gulf States Index ETF	0.98		58,817	20,364
India Small-Cap Index ETF	0.85		138,543	67,594
Indonesia Index ETF	0.60	*	80,686	–
Latin America Small-Cap Index ETF	0.63		68,270	31,977
Poland ETF	0.60	*	61,964	–
Russia ETF	0.62		14,751	–
Russia Small-Cap ETF	0.67		3,450	46,251
Vietnam ETF	0.76		51,786	–
Environmental Services ETF	0.55		43,071	–
Gaming ETF	0.65		–	–

*	The Fund expense caps prior to May 1, 2011 were: Africa Index ETF 0.83%, Brazil Small-Cap ETF 0.65%, Indonesia Index ETF 0.68%, and Poland ETF 0.65%.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4–Investments–For the period ended June 30, 2011, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding capital share transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Africa Index ETF	$19,143,682	$10,641,973
Brazil Small-Cap ETF	372,255,385	425,145,397
China ETF	–	–
Colombia ETF	1,340,309	164,692
Egypt Index ETF	59,435,728	7,387,471
Germany Small-Cap ETF	222,292	202,897
Gulf States Index ETF	5,837,746	2,788,181
India Small-Cap Index ETF	39,917,912	21,480,021
Indonesia Index ETF	66,467,834	62,809,992
Latin America Small-Cap Index ETF	9,386,362	8,228,800
Poland ETF	9,557,531	8,880,411
Russia ETF	557,418,203	476,218,119
Russia Small-Cap ETF	1,578,508	320,707
Vietnam ETF	126,489,541	54,050,067
Environmental Services ETF	241,226	–
Gaming ETF	9,359,782	8,070,861

Note 5–Income Taxes–As of June 30, 2011, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Africa Index ETF	$107,843,396	$11,775,248	$(9,475,286)	$2,299,962
Brazil Small-Cap ETF	798,477,637	229,161,665	(57,423,438)	171,738,227
China ETF	13,317,914	–	–	–
Colombia ETF	2,005,111	132,535	(105,898)	26,637
Egypt Index ETF	80,114,890	2,696,170	(6,484,684)	(3,788,514)
Germany Small-Cap ETF	2,584,463	139,471	(111,031)	28,440
Gulf States Index ETF	25,553,283	2,091,867	(4,378,059)	(2,286,192)
India Small-Cap Index ETF	68,411,106	2,776,043	(10,805,672)	(8,029,629)
Indonesia Index ETF	507,614,106	90,968,988	(7,600,885)	83,368,103
Latin America Small-Cap Index ETF	25,664,074	2,771,422	(2,529,472)	241,950
Poland ETF	78,156,005	8,556,266	(2,797,141)	5,759,125
Russia ETF	3,008,349,229	397,767,629	(182,827,378)	214,940,251
Russia Small-Cap ETF	3,782,945	27,023	(319,701)	(292,678)
Vietnam ETF	312,002,201	24,675,299	(65,915,395)	(41,240,096)
Environmental Services ETF	33,475,420	4,313,706	(4,282,400)	31,306
Gaming ETF	97,785,000	54,282,453	(7,099,220)	47,183,233

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

No dividends or distributions have been paid so far this year. The tax character of dividends paid to shareholders during the year ended December 31, 2010 is as follows:

	2010 Dividends

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital

Africa Index ETF	$1,190,400	$–	$–
Brazil Small-Cap ETF	45,046,200	23,951,300	–
China ETF	540,031	–	9,969
Egypt Index ETF	78,500	–	–
Gulf States Index ETF	216,600	–	–
Indonesia Index ETF*	6,097,600	–	–
Latin America Small-Cap Index ETF	170,400	–	–
Poland ETF	442,650	–	–
Russia ETF	12,291,200	–	–
Vietnam ETF	3,197,700	–	–
Environmental Services ETF	300,000	280,961	–
Gaming ETF	3,059,039	–	–

* Includes short-term capital gains

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2007-2010), or expected to be taken in the Funds’ current tax year. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Note 6–Capital Share Transactions–As of June 30, 2011, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the period ended June 30, 2011, the Trust had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions

Africa Index ETF	$7,906,179	$3,180,589
Brazil Small-Cap ETF	5,521,354	16,785,660
China ETF	–	–
Colombia ETF	806,354	–
Egypt Index ETF	17,988,691	–
Germany Small-Cap ETF	2,537,467	–
Gulf States Index ETF	38,875	–
India Small-Cap Index ETF	87,891	21,398
Indonesia Index ETF	132,566,460	193,585,749
Latin America Small-Cap Index ETF	1,560,009	693,183
Poland ETF	32,785,453	8,598,050
Russia ETF	1,027,138,462	612,888,729
Russia Small-Cap ETF	2,480,734	–
Vietnam ETF	24,004,015	5,718,356
Environmental Services ETF	2,037,098	2,048,971
Gaming ETF	7,892,372	9,738,404

Note 7–Concentration of Risk–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective. The Funds use a sampling approach in which the Adviser uses quantitative analysis to select securities that represent a sample of securities in the index in terms of key risk factors, performance attributes and other characteristics. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 8–Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9–Securities Lending–To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York, the securities lending agent and also the Fund’s custodian. The Funds may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the BNY Mellon Overnight Government Fund and the Bank of New York Institutional Cash Reserve. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The loans outstanding and the collateral received at the end of the period were as follows:

Fund	Value of Securities Loaned	Value of Collateral

Brazil Small-Cap ETF	$5,489,476	$5,694,436
Poland ETF	1,582,364	1,637,911
Russia ETF	133,953,857	140,101,164
Environmental Services ETF	1,430,183	1,425,586
Gaming ETF	4,920,479	5,100,493

At June 30, 2011, BNY Fund’s NAV was below $1.00 per share, which affected the NAV of the Funds with securities loans outstanding. In 2008, two holdings of the BNY Funds, which were issued by Lehman Brothers, Inc. (“Lehman”), filed for protection under Chapter 11 of the United States Bankruptcy Code. These Lehman holdings are currently held by the BNY Fund in a separate Series B class. The Funds have been valuing their allocated share of the Lehman securities at actual market value, resulting in an unrealized loss until they are adjudicated in U.S. Bankruptcy Court. The market value of the Funds’ investment in the BNY Fund, Series B, as of June 30, 2011 is reflected in the Funds’ Schedules of Investments. If it were necessary to liquidate assets in the BNY Fund to meet returns on outstanding securities loans at a time when the BNY Fund’s price per share was less than $1.00, the Funds may not receive an amount from the BNY Fund that is equal in amount

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

to the collateral the Fund would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall. The BNY Fund is not a money market fund that operates in accordance with Rule 2a-7 under the 1940 Act and there is no assurance that it will maintain a $1.00 share price. The Funds affected are as follows:

Fund	Cost of Lehman Securities	Value of Lehman Securities

Russia ETF	$755,388	$197,345
Environmental Services ETF	87,523	22,865
Gaming ETF	715	187

Note 10–BNY Mellon Capital Support Agreement–On December 15, 2009, the Funds entered into a Capital Support Agreement (the “Agreement”) with BNY Mellon to provide capital support to those Funds that have investments in Series B shares of the BNY Fund representing the segregated investments in two securities issued by Lehman Brothers Inc. (“Lehman”). BNY Mellon has agreed to provide capital support to mitigate the Funds’ loss in BNY Fund resulting from the Lehman bankruptcy on September 16, 2008. Under the terms of the Agreement, BNY Mellon will provide a guaranteed recovery on Series B shares of BNY Fund representing 80% of the par value of the Lehman securities, provided that certain conditions are met by the Funds affected including continued participation by the Funds in the BNY Mellon securities lending program, retention of disposition discretion of the Lehman securities with BNY Mellon and a three year vesting period which commenced on September 15, 2008. Should BNY Mellon not sell the Lehman securities prior to the end of the three year vesting period, the affected Funds will have the option to sell the Lehman securities to BNY Mellon at the guaranteed recovery rate. The fair value of the Capital Support Agreement with BNY Mellon, as of June 30, 2011 is reflected in the Funds’ Schedule of Investments.

Note 11–Bank Line of Credit–The Funds may participate in a $40 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2011, the following Funds borrowed under this facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate

Africa Index ETF	46	$1,855,000	1.86%
Brazil Small-Cap ETF	118	3,440,678	1.89
India Small-Cap Index ETF	21	181,000	1.89
Vietnam ETF	96	2,000,000	1.90

The Funds had no outstanding loan balances at June 30, 2011.

Note 12–Custodian Fees–The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the period ended June 30, 2011, the Funds did not have any expense offsets to reduce custodial fees.

Note 13–Subsequent Event Review–The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held on June 2, 2011 (the “Meeting”), the Board, including all of the Independent Trustees, approved investment management agreements between the Trust and the Adviser (each an “Investment Management Agreement”) with respect to the Market Vectors Municipal Bond Closed-End Fund ETF, Market Vectors Business Development Company ETF, Market Vectors Business Development Company/Specialty Finance ETF, Market Vectors Mortgage REIT ETF, Market Vectors Biotech ETF, Market Vectors Internet ETF, Market Vectors Oil Services ETF, Market Vectors Pharmaceutical ETF, Market Vectors Regional Bank ETF, Market Vectors Retail ETF, Market Vectors Semiconductor ETF, Market Vectors Software ETF and Market Vectors Telecom ETF (the “Funds”).

The Board’s approval of each Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of each Fund’s proposed investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of each Investment Management Agreement was based, in part, on information obtained through discussions at the Meeting with, among others, management of the Funds and the Adviser, information obtained at prior meetings of the Trustees among themselves and/or with management and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved or proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser would provide under, each Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of at least one year following the effective date of each Fund’s respective registration statement. The Trustees also considered the financial condition of the Adviser, the current status, as they understood it, of the Adviser’s compliance environment and the Adviser’s views of the proposed service providers.

In addition, the Trustees were given data on the exchange-traded fund market and expense ratios of other funds. The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Adviser would receive from serving as adviser to each Fund, including those it may receive from providing administrative services to each of the Funds and from an affiliate of the Adviser serving as distributor to each Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of each of the Funds to the Adviser because the Funds had not yet commenced operations. However, the Adviser agreed to provide the Trustees with profitability information in connection with future proposed continuances of each Investment Management Agreement, which will permit the Trustees to consider in the future the extent to which economies of scale may exist and whether the fees paid to the Adviser reflect these economies of scale for the benefit of shareholders. In addition, because the Funds had not yet commenced operations, the Trustees were not in a position to consider the historical performance or the quality of services previously provided to each of the Funds although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the interest of the relevant Fund and such Fund’s shareholders.

* * *

At a meeting held on June 2, 2011 (the “Renewal Meeting”), the Board, including all of the Independent Trustees, approved the continuation of an investment management agreement between the Trust and the Adviser (the “Gold Miners Investment Management Agreement”) with respect to the Market Vectors Gold Miners ETF and the continuation of the investment management agreements between the Trust and the Adviser (the “Equity Investment Management Agreements”) with

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
(continued)

respect to the Market Vectors Africa Index ETF, Agribusiness ETF, Agriculture Producers ETF, Brazil Small-Cap ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, Coal ETF, Colombia ETF, Egypt Index ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, Environmental Services ETF, Gaming ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Germany Small-Cap ETF, Global Alternative Energy ETF, Global Frontier Index ETF, Gulf States Index ETF, Hard Assets Producers Extra Liquid ETF, India Small-Cap ETF, Indonesia Index ETF, Junior Gold Miners ETF, Kuwait Index ETF, Latin America Small-Cap ETF, MLP ETF, Uranium+Nuclear Energy ETF, Poland ETF, Rare Earth/Strategic Metals ETF, Russia ETF, Russia Small-Cap ETF, RVE Hard Assets Producers ETF, Solar Energy ETF, Steel ETF and Vietnam ETF (collectively, the “Equity Funds” and along with Market Vectors Gold Miners ETF, the “Funds”). The Gold Miners Investment Management Agreement and the Equity Investment Management Agreements are collectively referred to as the “Investment Management Agreements.”

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 11, 2011. At that meeting, the Trustees discussed the information the Adviser and Lipper Inc. (“Lipper”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Funds and (where applicable) the Funds’ peer funds, information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance and expense information for certain of the Funds against their peer groups, the Trustees considered that some of the Funds generally invest in a narrower or different group of issuers than some or all of the other funds in a Fund’s designated peer group. For these and other reasons, the Trustees noted that the peer group information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was also based on their review of information obtained through discussions with, among others, management of the Funds and the Adviser at the Renewal Meeting and the May 11, 2011 meeting, and information obtained at other meetings of the Trustees among themselves and/or with management, including the background and experience of the portfolio managers and others involved in the management and administration of the Trust. The Trustees considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of the Funds to the extent necessary to prevent the operating expenses of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios, especially in light of the performance of those Funds that had commenced operations as of the date of the Renewal Meeting (the “Operating Funds”). In evaluating an Operating Fund’s performance, the Trustees assessed the Operating Funds’ performance based on how well the performance of an Operating Fund tracked the performance of its benchmark index, using a variety of measurements in this regard, and concluded that the investment performance of the Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser, the current status, as they understood it, of the Adviser’s compliance environment and the Adviser’s analysis of the Trust’s other service providers.

As noted above, the Trustees were also provided various data from Lipper comparing the Operating Funds’ expenses and performance to that of other exchange-traded funds (“ETFs”). In reviewing the information, the Trustees considered the Adviser’s analysis of any tracking error between each Operating Fund and its relevant benchmark index and concluded that each Operating Fund’s tracking error was within an acceptable range. The Trustees noted that the information provided showed that certain of the Operating Funds had expense ratios (after the effect of any applicable expense limitation) greater than the median of their peer group of funds. The Trustees noted that these Operating Funds tended to be near the median of their peer group funds or have smaller asset bases. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the quality of services received. The Trustees noted that this comparative data, while generally helpful, was limited in its usefulness in many cases due to the lack of a large number of directly comparable ETFs.

The Trustees also considered any other benefits received by the Adviser from serving as adviser to the Funds and from providing administrative services to the Funds, and from an affiliate of the Adviser serving as distributor for the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees noted that the Funds were still relatively new products, which therefore made it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser in respect of the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the profitability of Market Vectors Agriculture Producers ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Frontier Index ETF, Hard Assets Producers Extra Liquid ETF, Kuwait Index ETF and MLP ETF to the Adviser because none of those Funds had commenced operations at the time of the Renewal Meeting. However, the Adviser agreed to provide the Trustees with profitability information in connection with future proposed continuances of the Investment Management Agreements after those Funds had commenced operations. In addition, because none of those Funds had commenced operations, the Trustees were not in a position to consider the historical performance or the quality of services previously provided to each of those Funds although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 11, 2011 meeting, as part of their consideration of the Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the interest of the Funds and each Fund’s shareholders.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:
Van Eck Associates Corporation

Distributor:
Van Eck Securities Corporation
335 Madison Avenue
New York, NY 10017
vaneck.com

Account Assistance:
1.888.MKT.VCTR
MVINTSAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Market Vectors ETF Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Market Vectors ETF Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date September 7, 2011
     --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date September 7, 2011
     --------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date September 7, 2011
     --------------